                                                                   Exhibit 10.15

                              OFFICE SPACE LEASE

                                      for

                    400 HORSHAM ROAD, HORSHAM PENNSYLVANIA

                                by and between

                       400 HORSHAM ROAD ASSOCIATES, L.P.
                                 (as Landlord)

                                      and

                           BROADVIEW NETWORKS, INC.
                                  (as Tenant)


                            Date: January 31, 2000

           THIS LEASE (the "Lease") is made the 31st day of January, 2000 between 400 HORSHAM ROAD ASSOCIATES, L.P. (herein referred to as "Landlord") whose address is 1101 West DeKalb Pike, Suite 200, Wayne, Pennsylvania 19087 and BROADVIEW NETWORKS, INC. (herein referred to as "Tenant"), a New York corporation, whose address is 45-18 Court Square, Long Island City, NY 11101.

                                    PREAMBLE
                                    --------

                     BASIC LEASE PROVISIONS AND DEFINITIONS

           In addition to other terms elsewhere defined in this Lease, the following terms whenever used in this Lease shall have only the meanings set forth in this section, unless such meanings are expressly modified, limited or expanded elsewhere herein.

1. ADDITIONAL RENT shall mean all sums in addition to Fixed Basic Rent payable
   ---------------
by Tenant to Landlord or to third parties pursuant to the provisions of the Lease.

2. BROKER(S) shall mean Kelley & Associates, Inc. and Equis of New York.
   --------

3. BUILDING shall mean 400 Horsham Road, Horsham, Pennsylvania as described on
   --------
Exhibit A hereto.

4. BUILDING HOLIDAYS shall be those shown on Exhibit D.
   -----------------                         ---------

5. COMMENCEMENT DATE shall mean the date this Lease is fully executed by the
   -----------------
Landlord and Tenant.

6. DEMISED PREMISES OR PREMISES shall be approximately ten thousand
   ----------------------------
(10,000) gross rentable square feet on the first floor of the Building as designated on Exhibit A-l which includes an allocable share of the Common
              -----------
Facilities as defined in Section 2 which measurement shall be subject to final measurement and agreement by the parties in accordance with 1996 BOMA standards for multi-tenant office buildings.

7. EXHIBITS shall be the following, attached to this Lease and incorporated
   --------
herein and made a part hereof:

        Exhibit A             Location of Building
        Exhibit A-l           Demised Premises
        Exhibit B             Rules and Regulations
        Exhibit C             Landlord's Work
        Exhibit D             Building Holidays
        Exhibit E             Tenant Estoppel Certificate
        Exhibit F             Janitorial Specifications

8. EXPENSE STOP shall mean Four Dollars ($4.00)per rentable square foot of the
   ------------
Premises.

9. FIXED BASIC RENT shall be calculated and payable as follows:
   ----------------

                                Rate Per
                  Rentable      Rentable        Yearly           Monthly
Months             Sq. Ft.      Sq. Foot         Rate          Installment
  l-10             10,000       $   -        $      -          $     -
 11-24             10,000       $17.50       $175,000.00       $14,583.33
 25-36             10,000       $18.00       $180,000.00       $15,000.00
 37-48             10,000       $18.50       $185,OOO.OO       $15,416.67
 49-60             10,000       $19.00       $190,000.00       $15,833.33
 61-72             10,000       $19.50       $195,000.00       $16,250.OO
 73-84             10,000       $20.00       $200,000.00       $16,666.67
 85-96             10,000       $20.50       $205,OOO.OO       $17,083.33
 97-10             10,000       $21.00       $210,000.00       $17,500.00
109-120            10,000       $21.50       $215,OOO.OO       $17,916.67
121-130            10,000       $22.00       $220,000.00       $18,333.33

10. OFFICE BUILDING AREA is as set forth on Exhibit A-l
    --------------------                    -----------

11. PERMITTED USE shall be general office use and the installation and
    -------------
maintenance of equipment and facilities in connection with Tenant's telecommunications business.

12. PROPORTIONATE SHARE shall mean a fraction, the numerator of which shall be
    -------------------
the total rentable square feet of the Premises, which figure is the gross rentable square feet contained within the Premise and the denominator of which shall be the total rentable square feet of the Building, which figure is 150,000 square feet.

13. SECURITY DEPOSIT shall be none.
    ----------------

14. TARGET DATE shall be immediately upon full execution of this Lease by the
    -----------
parties.

15. TERM shall and mean ten (10)years ten (10)months from the date this Lease
    ----
is fully executed by the Landlord and Tenant plus the number of days which remain in the calendar month in which such term expires (the "Term")unless terminated or extended pursuant to any option or provision contained herein.

                                       ii
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

                                TABLE OF CONTENTS
      Section                                                              Page
      -------                                                              ----
 1.   Definitions ............................................................ 1
 2.   Premises ............................................................... 1
 3.   Completion of Premises ................................................. 1
 4.   Term ................................................................... 2
 5.   Use of Premises ........................................................ 2
 6.   Rent ................................................................... 2
 7.   Insurance .............................................................. 5
 8.   Repairs and Maintenance ................................................ 6
 9.   Utilities and Services ................................................. 7
10.   Governmental Regulations ............................................... 8
11.   Signs................................................................... 9
12.   Alterations, Additions and Fixtures..................................... 9
13.   Mechanic's Liens........................................................11
14.   Landlord's Right of Entry...............................................12
15.   Damage by Fire or Other Casualty........................................12
16.   Non-Abatement of Rent...................................................14
17.   Indemnification.........................................................14
18.   Condemnation............................................................14
19.   Quiet Enjoyment.........................................................15
20.   Rules and Regulations...................................................16
21.   Assignment and Subletting...............................................16
22.   Tenant's Expansion/Relocation...........................................19
23.   Subordination...........................................................19
24.   Curing Tenant's Defaults................................................19
25.   Surrender...............................................................20
26.   Defaults--Remedies......................................................20
27.   Condition of Premises...................................................24
28.   Hazardous Substances....................................................24
29.   Recording...............................................................25
30.   Broker's Commission.....................................................25
31.   Notices.................................................................25
32.   Irrevocable Offer, No Option............................................26
33.   Landlord Inability to Perform...........................................26
34.   Survival................................................................26
35.   Corporate Tenants...............................  ......................26
36.   Tenant Representations and Warranties...................................26
37.   Waiver of Invalidity of Lease...........................................27
38.   Security Deposit........................................................27
39.   Estoppel Certificate....................................................27
40.   Rights Reserved by Landlord.............................................28
41.   Miscellaneous...........................................................29
42.   Additional Definitions..................................................31
43.   Tenant's Right of First Refusal.........................................32
44.   Tenant's Use of the Roof................................................32

           For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Landlord and Tenant, intending to be legally bound, agree as follows:

           1. Definitions. The definitions set forth in the preceding Preamble shall apply to the same capitalized terms appearing in this Lease Agreement. Additional definitions are contained in Section 42 and throughout this Lease.

           2. Premises. Landlord hereby demises and leases the Premises to Tenant and Tenant hereby leases and takes the Premises from Landlord for the Term (as defined in Section 4) and upon the terms, covenants, conditions, and provisions set forth in this Lease Agreement, including the Preamble (this "Lease"). The Tenant's interest in the Premises as tenant shall include the right, in common with Landlord and other occupants of the Building, to use driveways, sidewalks, loading and parking areas, lobbies, hallways and other facilities which are located within the Property (defined in Section 6)and which are designated by Landlord from time to time for the use of all of the tenants of the Building (the "Common Facilities"). Landlord shall provide Tenant with four and one-half (4.5) unreserved parking spaces per one thousand rentable square feet contained within the Premises at no additional cost or rental to Tenant. In addition to the foregoing, in the event the roof of the Building cannot support the weight of Tenant's supplemental HVAC units, Tenant shall be permitted to place such units outside of the Building adjacent to the Premises in a manner which is reasonably satisfactory to Landlord.

           3. Completion of Premises.

              a) The Premises shall be delivered to Tenant on the Target Date in its "As-Is, Where-Is" condition as of the date of this Lease and Landlord shall not be required to provide any tenant or other improvements thereto except as otherwise provided herein. Commencing on the Target Date, Tenant shall promptly construct and install tenant improvements to the Premises in accordance with plans (the "Plans") prepared by Tenant at Tenant's sole cost and expense and approved by Landlord in Landlord's reasonable discretion. Landlord shall pay to Tenant a tenant improvement allowance (the "Allowance") in the amount Twenty Dollars ($20.00) per rentable square foot of the Premises for use by Tenant in constructing and installing its tenant improvements therein. Tenant shall complete the improvements set forth in the Plans and Landlord shall pay the Allowance to Tenant in two (2) equal installments the first of which shall be made on or before thirty (30) days after the Target Date and the second of which shall be made on or before sixty (60) days after the Target Date provided Tenant is not in default of its obligations hereunder beyond any applicable notice and cure period and has constructed and installed tenant improvements with a cost in an amount greater than or equal to the amount of the Allowance being paid to Tenant at such time, as reasonably determined by Landlord. All improvements and alterations for the Premises, as specified by the Plans or otherwise, shall be performed by Tenant in accordance with the terms of this Lease.

              b) Landlord shall undertake the work for the Premises as set forth on

Exhibit C attached hereto ("Landlord's Work") at its sole cost and expense. All necessary construction shall be commenced promptly following Landlord's execution and acceptance of this Lease and shall be substantially completed ready for use and occupancy by Tenant within thirty (30) days of the Target Date; provided, however, that the time for substantial completion of the Premises shall be extended for additional periods of time equal to the time lost by Landlord or Landlord's contractors, subcontractors or suppliers due to strikes or other labor troubles; delays in Tenant's selection of materials, plans or specifications; governmental restrictions and limitations; unavailability or delays in obtaining fuel, labor or materials; war or other national emergency; accidents; floods; defective materials; fire damage or other casualties; adverse weather conditions; the inability to obtain building or use and occupancy permits; or any cause similar or dissimilar to the foregoing which is beyond the reasonable control of Landlord or Landlord's contractors, subcontractors or suppliers. In the event Landlord fails to substantially complete the work necessary to demise the Premises on or before sixty (60) days from the date this Lease is fully executed, then upon substantial completion of same, Tenant shall be entitled to two (2) additional days of Rent abatement for each one (1) day of delay beyond such date until such work is substantially completed.

              c) All construction shall be done in a good and workmanlike manner and shall comply at the time of completion with all applicable and lawful laws, ordinances, regulations and orders of the federal, state, county or other governmental authorities having jurisdiction thereof.

           4. Term. [Intentionally Deleted].

           5. Use of Premises. Tenant shall occupy the Premises throughout the Term and shall use the same for, and only for, the Permitted Use specified in the Preamble. The Building is designed to normal building standards for floor-loading capacity. Tenant shall not use the Premises in such ways which, in Landlord's reasonable judgment, exceed such load limits.

           6. Rent. Unless otherwise specifically requested by Landlord in writing at any time, Fixed Basic Rent, Additional Rent and any other rent or other sums due under this Lease (hereunder collectively referred to as Rent) shall be paid and delivered to Landlord's property manager, if any, as agent for Landlord, in the amounts, time and manner more particularly provided in this Lease.

              a. Fixed Basic Rent. Commencing on the Commencement Dates as set forth in the Preamble, Tenant shall pay, throughout the Term, Fixed Basic Rent in the amount specified in the Preamble, without notice or demand and without setoff or deduction, except as otherwise provided herein in equal monthly installments equal to one-twelfth of the Fixed Basic Rent (specified as Monthly Installments in the Preamble), in advance, on the first day of each calendar month during the Term. If the Commencement Date falls on a day other than the first day of a calendar month, the Fixed Basic Rent shall be apportioned on a per diem basis for the period between the

Commencement Date and the first day of the first full calendar month in the Term and such apportioned sum shall be paid on the applicable Commencement Date.

              b. Additional Rent. Commencing on January 1, 200l Tenant shall pay to Landlord, as Additional Rent, in the manner more particularly set forth below, Tenant's Proportionate Share of Annual Operating Costs (as defined below) for the Property to the extent same exceeds the Expense Stop per rentable square foot of the Premises:

                 i) Annual Operating Costs. The term "Annual Operating Costs" shall mean all costs Landlord incurs from owning, operating and maintaining the Building and the lot or tract of land on which it is situated (the Annual "Property"). Annual Operating Costs shall include, by way of example rather than limitation: insurance costs, including premiums; fees; Impositions (defined below); costs for repairs, maintenance and service contracts; management fees; landscaping; snow removal; governmental permits fees; costs of compliance with governmental orders and regulations; administrative and overhead expenses; costs of furnishing water, sewer, electricity, gas, fuel, and other utility services, for use in Common Facilities of the Building and Property; and the cost of janitorial service and trash removal; excluding, however, from Annual Operating Costs the following: costs which are treated as capital under generally accepted accounting principles; mortgage debt or ground rents incurred by Landlord as owner of the Property; income, excess profits, corporate capital stock or franchise tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed, in lieu of all or any part of any currently existing Imposition or an increase in any currently existing Imposition; but only to the extent of such substitution and calculated as if the Property was the sole asset of Landlord, leasing commissions, accountants' consultants or attorneys' fees, costs and disbursement and other expenses incurred in connection with negotiations or disputes with tenants or prospective tenants or associated with the enforcement of any leases or the defense of Landlord's title to or interest in the Building in connection with any proceedings involving real property taxes other than disputes regarding tax assessment and reduction of real property taxes; costs of construction of the Building and related facilities and correction of defects in construction of the Building (including permit, license and inspection fees); costs of any items or services sold or provided to tenants (including Tenant) for which Landlord is entitled to be reimbursed by such tenants or which are not generally provided to all tenants of the Building; fees and higher interest charges caused by Landlord's refinancing the Building; all repairs to the interior of the Building of a structural nature (not made necessary by unusual use by Tenant); costs incurred due to violation by Landlord or any tenant of the terms and conditions of any lease; overhead and profit increment paid to subsidiaries or affiliates of Landlord, or to any party as a result of a noncompetitive selection process, for management or other services on or to the Building or for supplies or other materials, to the extent that the costs of such services, supplies or materials exceed the costs that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis; general overhead and administrative expenses except salaries of on-site property manager, management secretary and maintenance man; any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be for a capital nature, except equipment which is used in providing janitorial services and which is not affixed to the Building; all items and services for which Tenant reimburses Landlord or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Building (other than Tenant) without reimbursement; commissions, advertising, and promotional expenditures. "Impositions" shall mean all levies, taxes, assessments, charges, imposts, and burdens, of whatever kind and nature, ordinary and extraordinary, which are assessed or imposed during the Term by any federal, state or municipal government or public authority or under any law, ordinance or regulation thereof or pursuant to any recorded covenants or agreements upon or with respect to the Property or any part thereof, any improvements thereto, any personal property necessary to the operation thereof and owned by Landlord or this Lease.

                 ii) Estimated Payments - Expense Statement and Reconciliation.

                 (1) Landlord shall submit to Tenant as soon as reasonably possible after the beginning of each calendar year of the Term, the following:

                     (a) a statement setting forth (i) the Annual Operating Costs for the previous calendar year of the Term and (ii) a calculation of Tenant's Proportionate Share of the increase in the Annual Operating Costs over the Expense Stop for the previous calendar year (the "Expense Statement"); and

                     (b) a statement of Landlord's good faith estimate of the Annual Operating Costs for the current calendar year and a calculation of Tenant's Proportionate Share of the increase in the Annual Operating Costs over the Expense Stop for the current calendar year ("Tenant's Estimated Share").

                 (2) Beginning with the next installment of Fixed Basic Rent due after the delivery of the aforesaid statements to Tenant, Tenant shall pay to Landlord, on account of its Proportionate Share of the increase in the Annual Operating Costs over the Expense Stop, the following:

                     (a) a sum equal to the product of one-twelfth (l/12)of Tenant's Estimated Share and the number of calendar months elapsed during the current calendar year up to and including the month payment is made, plus any amounts due from Tenant to Landlord on account of Annual Operating Costs for any prior period(s) of time, less

                     (b) a sum equal to the amount, if any, by which the sum of all payments made by Tenant to Landlord on account of Annual Operating Costs for the previous calendar year exceed those actually specified in the Expense Statement.

                 (3) On the first day of each succeeding calendar month until such time as Tenant receives a new Expense Statement and statement of Tenant's Estimated Share, Tenant shall pay to Landlord, on account of its Proportionate Share of Annual

Operating Costs, one-twelfth (l/12) of the then current Tenant's Estimated Share. Any payment due from Tenant to Landlord, or any refund due from Landlord to Tenant, on account of Annual Operating Costs not yet determined as of the expiration of the Term shall be made within thirty (30) days after submission to Tenant of the next Expense Statement.

                 c) Disputes. Unless Tenant, within ninety (90) days after any statement of Additional Rent is furnished, shall give notice to Landlord that Tenant disputes said statement, specifying in detail the basis for such dispute, each statement furnished to Tenant by Landlord under any provision of this Section shall be conclusively binding upon Tenant as to the particular Additional Rent due from Tenant for the period represented thereby; provided, however, that additional amounts due may be required to be paid by any supplemental statement furnished by Landlord. Tenant shall have the right at reasonable times to examine the records used in making the aforestated determinations, upon written notice in advance; provided, however, such disputed amount shall have been paid by Tenant to Landlord. In the event any such examination shall reveal an adverse variance in excess of 10% of the total operating expenses of which Tenant is required to pay their Proportionate Share, Landlord shall reimburse Tenant for the reasonable cost of such examination together with the amount of Tenant's overpayment within thirty (30) days after demand. Tenant shall make all payments of Additional Rent without delay and regardless of any pending dispute over the amount of Additional Rent that is due in accordance with the statements furnished by Landlord.

                 d) Independent Covenant; Survival. Tenant's covenant to pay Rent is independent of any other covenant, agreement, term or condition of this Lease. Without limitation of any obligation of Tenant under this Lease which shall survive the expiration of the Term, the obligation of Tenant to pay Rent shall survive the expiration of the Term.

           7. Insurance.

                 a) Liability. Tenant, at Tenant's sole cost and expense, shall maintain and keep insurance in effect throughout the Term against liability for bodily injury (including death) and property damage in or about the Premises or the Property under a policy of Commercial general public liability insurance, with such limits as to each as may be reasonably required by Landlord from time to time, but not less than $1,000,000 for each person and $2,000,000 in the aggregate for bodily injury (including death) to more than one (1)person and $1,000,000 for property damage. The policies of commercial general public liability insurance shall name Landlord (and if requested, any mortgagee of Landlord) as an additional party. Each such policy shall provide that it shall not be cancelable without at least thirty (30) days prior written notice to Landlord and to any mortgagee named in an endorsement thereto and shall be issued by an insurer and in a form reasonably satisfactory to Landlord. At least ten (10) days prior to the Commencement Date, and thereafter upon Landlord's request, a certificate of insurance shall be delivered to Landlord proving compliance with the foregoing requirements. If Tenant shall fail, refuse or neglect to obtain or to maintain any insurance that it is required to provide or to furnish Landlord with satisfactory evidence of coverage on any such policy within 5 days after demand, Landlord shall have the right to purchase such insurance. All payments made by Landlord for such insurance shall be recoverable by Landlord from Tenant, together with interest thereon, as Additional Rent promptly within 10 days after demand. Notwithstanding anything contained herein to the contrary, Tenant may self-insure all of its personal property situated within the Premises against property damage and destruction. Tenant's insurance may be provided under blanket insurance policies.

                 b) Waiver of Subrogation. The parties to this Lease each release the other, to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage covered by such insurance which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees. If any policy does not permit such a release of liability and a waiver of subrogation, and if the party to benefit therefrom requests that such a waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available. If an additional premium is charged for such waiver, the party benefiting therefrom agrees to pay the amount of such additional premium promptly upon demand. In the event a party is unable to obtain such a waiver, it shall immediately notify the other party of its inability. In the absence of such notifications, each party shall be deemed to have obtained such waiver of subrogation. Notwithstanding anything to the contrary contained in this Lease, Landlord shall have no interest in any insurance proceeds Tenant receives for Tenant's property (not purchased, installed or otherwise paid for using the Allowance) and Landlord shall sign all documents which are necessary or appropriate in connection with the settlement of any claim or loss by Tenant. Tenant's policies shall not be contributing with or in excess of any coverage which Landlord shall carry on the Building.

                 c) Increase of Premiums. Tenant will not do anything or fail to do anything or permit anything to be done which will cause the cost of Landlord's insurance to increase or which will prevent Landlord from procuring insurance (including but not limited to public liability insurance) from companies, and in a form, satisfactory to Landlord. If any breach of this subsection (c) by Tenant shall cause the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as Additional Rent promptly upon demand. Notwithstanding anything to the contrary contained in this Lease, Landlord represents and warrants to Tenant that Tenant's use of the Premises for the purposes specified herein will not in and of itself violate Landlord's insurance policies which shall be in effect immediately prior to the beginning of the Term of this Lease nor increase the premiums therefor.

           8. Repairs and Maintenance.

                 a) Tenant shall, throughout the Term and at Tenant's sole cost and expense, keep and maintain the Premises in a neat and orderly condition; and, upon expiration of the Term, Tenant shall leave the Premises in good order and condition, ordinary wear and tear, damage by fire or other casualty alone excepted, and for that purpose and except as stated, Tenant will make all necessary non-structural repairs and replacements. Tenant shall not permit any waste, damage or injury to the Premises. Tenant shall not use or permit the use of any portion of the Common Facilities for other than their intended use as specified by the Landlord from time to time.

                 b) Landlord shall, promptly throughout the Term, make all necessary repairs to the structural elements of the Premises, the building, and other improvements located on the Property; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair. Landlord shall keep and maintain all Common Facilities of the Property and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition, free of accumulation of dirt and rubbish and shall keep and maintain all landscaped areas within the Property in a neat and orderly condition. Notwithstanding anything to the contrary contained herein, Landlord shall be responsible for maintaining and repairing the life, fire, and safety systems and the points of connection thereto to the Premises, and the costs of same shall be included in Annual Operating Costs.

                 c) Notwithstanding the foregoing, repairs and replacement to the Premises and the Property arising out of or caused by Tenant's specific use, specific manner of use or occupancy of the Premises, by Tenant's installation of alterations, additions, improvements, trade fixtures or equipment in or upon the Premises or by any act or omission of Tenant or any employee, agent, contractor or invitee (while on the Premises) of Tenant shall be made at Tenant's sole cost and expense and Tenant shall pay Landlord the reasonable cost of any such repair or replacement, as Additional Rent, within 15 days after demand.

           9. Utilities and Services.

                 a) Landlord shall furnish the Premises with electricity, heating and air conditioning for the normal use and occupancy of the Premises as general offices between 8:00 a.m. and 6:00 p.m., Monday through Friday, of each week during the Term (Building Holidays excepted). Tenant agrees to pay as Additional Rent all charges for electricity, light, heat or other utility used by Tenant at the Premises. A separate submeter has been installed and Tenant shall pay for the consumption of such utilities based upon its metered usage. If no meter is installed, Tenant shall pay its Proportionate Share of any utility charges covering the Demised Premises and the remainder of the Building. Tenant shall pay all bills for separately metered utility usage within ten (10) days after receipt thereof, and any non-payment or late payment of such utility bills shall be deemed a default under the terms of this Lease. All charges for repairs of any meters servicing the Premises shall be payable by Tenant as Additional Rent and shall be paid when the same shall become due. Notwithstanding anything to the contrary contained in this Lease, Landlord shall upgrade the electric service to the Building in order to provide the Premises with 1200 amps which upgrade shall be done at Landlord's sole cost and expense.

                 b) Within the Common Facilities of the Building, Landlord shall furnish reasonably: (i) adequate electricity, (ii) hot and cold water, (iii) lavatory supplies, (iv) automatically operated elevator service, (v) normal and customary cleaning services (on a five-day a week basis) after business hours,
(vi) heat and air conditioning in season, (vii) landscaping, (viii) parking lot maintenance, (ix) common area maintenance and (x) snow and ice removal. Tenant shall be responsible for its Proportionate Share of the cost of such services in accordance with Section 6(b) hereof. Landlord shall provide janitorial service to the Premises, five days per week, after regular business hours, in accordance with the janitorial specifications attached hereto as Exhibits F, and the costs of such service will be passed through to Tenant as set forth in Section 6.

                 c) Except as otherwise expressly provided herein, Landlord shall not be liable for any damages to Tenant resulting from the quality, quantity, failure, unavailability or disruption of any services beyond the reasonable control of Landlord and the same shall not constitute a termination of this Lease or an actual or constructive eviction or entitle Tenant to an abatement of rent. Landlord shall not be responsible for providing any services not specifically provided for in this Lease. Notwithstanding anything to the contrary contained herein, in the event there is any failure or defect in service furnished to the Premises by Landlord's direct control (as opposed to a public service utility company) or Landlord determines to make any repairs, additions, alterations, replacements, decorations or improvements in the Building or the Demised Premises, and Tenant shall be unable for at least seventy-two (72) hours to operate its business in the Premises in substantially the same manner as such business was operated prior to such interruption, the Fixed Basic Rent and Additional Rent shall be reduced on a per diem basis in their proportion in which the area of the untenantable portion of the Premises (i.e., the portion of the Premises in which Tenant is unable to operate its business in substantially the same manner as such business was operated prior to such interruption) bears to the total area of the Premises, for each day subsequent to the aforesaid seventy-two (72) hour period that such portion of the Premises remains unusable. If any such interruption continues for a period in excess of thirty (30) days, Tenant shall have the right to terminate this Lease upon notice to Landlord. Tenant, its agents, employees and licensees shall have access to the premises 24 hours per day, 7 days per week.

           10. Governmental Regulations.

                 a) Landlord and Tenant shall comply with all laws, ordinances, notices, orders, rules, regulations and requirements of all federal, state and municipal government or any department, commission, board of officer thereof, or of the National Board of Fire Underwriters or any other body exercising similar functions, relating to the Premises or to the use or manner of use of the Property. Tenant shall not knowingly do or commit, or suffer to be done or committed anywhere in the Building, any act or thing contrary to any of the laws, ordinances, regulations and requirements referred to in this Section. Tenant shall give Landlord prompt written notice of any accident in the Premises and of any breakage, defect or failure in any of the systems or equipment servicing the Premises or any portion of the Premises.

                 b) Tenant shall pay its Proportionate Share of the cost of capital improvements which Landlord shall install or construct in compliance with governmental requirements which take effect after the commencement of the Term hereof. Tenant's Proportionate Share shall be determined based upon the estimated life of the capital investment item, determined by Landlord in accordance with generally accepted accounting principles, and shall include a cost of capital funds adjustment equal to the rate of Interest on the unamortized portion of all such costs. Tenant shall only have to pay for the portion of the useful life of the capital improvement which falls within the Term. Tenant shall thus make payments in equal annual installments for such capital improvements until the Term expires or until the cost of the improvement has been fully paid for, whichever first occurs; such payments shall be computed by Landlord at the time of installation of the capital improvement in the same manner as Landlord makes computations of Tenant's share of the Annual Operating Costs pursuant to Section 6(b)(ii). Landlord represents and warrants that, as of the Commencement Date, the Premises and all structural parts thereof, including, without limitation, the foundation, roof, exterior walls, plumbing, electrical and other mechanical systems (a) will meet and comply with all federal, state and local laws, ordinances and regulations and all handicapped accessibility standards, including, without limitation, those promulgated under the Americans With Disabilities Act ("ADA"), and (b) will be in good, workable and sanitary order, condition, and repair. Landlord shall correct any latent defects promptly after Tenant notifies Landlord of any such defect. Notwithstanding anything to the contrary contained in this Lease, Landlord represents and warrants to the Tenant that (i) Tenant's Permitted Use shall not in and of itself violate any of the provisions of this Lease or the provisions of any grant, lease, or mortgage to which this Lease is subordinate and (ii) Tenant's use of the Premises for the Permitted Use will not in and of itself violate Landlord's insurance policies which shall be in effect immediately prior to the commencement of the Term of this Lease nor increase the premiums therefor.

                 c) Tenant shall pay all taxes imposed upon Tenant's furnishings, trade fixtures, equipment or other personal property.

           11. Signs. Except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, Tenant shall not place, erect, maintain or paint any signs upon the Premises or the Property unless the design of such signs are approved by Landlord in writing which approval may be withheld in Landlord's sole discretion. Tenant shall be entitled to Building standard signage and to have its name and logo placed on the monument sign located at the Property. Tenant shall be solely responsible for all costs and expenses associated with the erection of any signs upon the Premises and shall be obligated to obtain and provide to Landlord any and all necessary permits prior to the placement or erection of such signs.

           12. Alterations, Additions and Fixtures.

                 a) Tenant shall have the right to install in the Premises any trade fixtures; provided, however, that no such installation and no removal thereof shall be permitted which affects any structural component of the Building or Premises and that Tenant shall repair and restore any damage or injury to the Premises or the Property caused by installation or removal.

                 b) Subsequent to Tenant's initial alterations, Tenant shall not make or permit to be made any alterations, improvements or additions to the Premises or Property without on each occasion first presenting plans and specifications to Landlord and obtaining Landlord's prior written consent, which shall not be unreasonably withheld or delayed, but may be conditioned upon compliance with reasonable requirements of Landlord including, without limitation, the filing of mechanics' lien waivers by Tenant's contractors and the submission of written evidence of adequate insurance coverage naming Landlord as an additional insured thereunder. If Landlord consents to any proposed alterations, improvements or additions or Tenant's contractor performs any of the work identified in Section 3 of this Lease Agreement, then Tenant shall make the proposed alterations, improvements and additions at Tenant's sole cost and expense provided that: (i) Tenant supplies any necessary permits; (ii) such alterations and improvements do not, in Landlord's judgment, impair the structural strength of the Building or any other improvements or reduce the value of the Property; (iii) Tenant takes or causes to be taken all steps that are otherwise required by Section 13 of this Lease and that are required or permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Property; (iv) Tenant uses a contractor reasonably approved by Landlord; (v) the occupants of the Building and of any adjoining real estate owned by Landlord are not annoyed or disturbed by such work; (vi) the alterations, improvements or additions shall be installed in accordance with the approved plans and specifications and completed according to a construction schedule reasonably approved by Landlord; and (vii) Tenant provides insurance of the types and coverage amounts required by Landlord. Any and all alterations, improvements and additions to the Premises which are constructed, installed or otherwise made by Tenant shall be the property of Tenant until the expiration or sooner termination of this Lease; at that time all such alterations and additions shall remain on the Premises and become the property of Landlord without payment by Landlord unless, upon the termination of this Lease, Landlord instructs Tenant in writing to remove the same in which event Tenant will remove such alterations, improvements and additions, and repair and restore any damage to the Property caused by the installation or removal. Notwithstanding anything to the contrary contained in this Lease, Landlord may withhold its approval to any proposed alterations, additions or improvements to the Premises (subsequent to Tenant's initial alterations)in its absolute and sole discretion with respect to any such alteration, addition or improvement which Landlord determines involves any modification to the Building's exterior or its structural, electrical, mechanical or plumbing systems, or any components thereof. Notwithstanding anything to the contrary contained in this Lease, upon the expiration or sooner termination of the Term of this Lease, Tenant shall not be required to restore the Premises to its condition prior to the making of any alteration permitted under this Section 12(b), except if and to the extent that subsequent to Tenant's initial alterations to prepare the Premises for Tenant's initial occupancy, such restoration is made an express condition of Landlord's consent to such alteration. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, and is hereby granted a license for such purpose, to use such portions of the common areas of the Building which are necessary or desirable to support its intended use of the Premises, including, without limitation, the right to tie into and/or connect with the vents, pipes, ducts and conduits of the Building in connection with Tenant's initial alterations to prepare the Premises for Tenant's opening for business and the providing of utility service to the Premises provided Tenant gives Landlord notice of same and does not interfere with any other tenant's use of the Building or their respective premises.

            13. Mechanic's Liens. Tenant shall promptly pay any contractors and materialmen who supply labor, work or materials to Tenant at the Premises or the Property so as to minimize the possibility of a lien attaching to the Premises or the Property. Tenant shall take all steps permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Property. Should any such lien or notice of lien be filed for work performed for Tenant other than by Landlord, Tenant shall cause such lien or notice of lien to be discharged of record by payment, deposit, bond or otherwise within thirty (30) days after the filing thereof or after Tenant's receipt of notice thereof, whichever is earlier, regardless of the validity of such lien or claim. If Tenant shall fail to cause such lien or claim to be discharged and removed from record within such thirty (30) day period, then, without obligation to investigate the validity thereof and in addition to any other right or remedy Landlord may have, Landlord may, but shall not be obligated to, contest the lien or claim or discharge it by payment, deposit, bond or otherwise; and Landlord shall be entitled to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest and costs. Any amounts so paid by Landlord and all costs and expenses including, without limitation, reasonable attorney's fees incurred by Landlord in connection therewith, together with Interest from the respective dates of Landlord's making such payment or incurring such cost or expense, which shall constitute Additional Rent payable hereunder promptly upon demand therefor. Nothing in this Lease is intended to authorize Tenant to do or cause any work or labor to be done or any materials to be supplied for the account of Landlord, all of the same to be solely for Tenant's account and at Tenant's risk and expense. Further, notwithstanding anything to the contrary contained in this Lease, nothing contained in or contemplated by this Lease shall be deemed or construed in any way to constitute the consent or request by Landlord for the performance of any work or services or the furnishing of any materials for which any lien could be filed against the Premises or the Building or the Property or any part of any thereof, nor as giving Tenant any right, power or authority to contract or permit the performance of any work or services or the furnishing of any materials for which any lien could be filed against the Premises, the Building, the Property or any part of any thereof. Throughout this Lease the term "mechanic's lien" is used to include any lien, encumbrance or charge levied or imposed upon the Premises or the Property or any interest therein or income therefrom on account of any mechanic's, laborer's or materialman's lien or arising out of any debt or liability to or any claim or demand of any contractor, mechanic, supplier, materialman or laborer due to work done for or materials supplied to Tenant (other than Landlord's Work)and shall include without limitation any mechanic's notice of intention given to Landlord or Tenant, any stop order given to Landlord or Tenant, any notice of refusal to pay naming

Landlord or Tenant and any injunctive or equitable action brought by any person entitled to any mechanic's lien.

            14. Landlord's Right of Entry.

                 a) Tenant shall permit Landlord and the authorized representatives of Landlord and of any mortgagee or any prospective mortgagee to enter the Premises at all reasonable times, upon at least 24 hours prior notice (which may be oral) to Tenant, for the purpose of (i) inspecting the Premises or
(ii) making any necessary repairs to the Premises or to the Building and performing any work therein. During the progress of any work on the Premises or the Building, Landlord will attempt not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making any repair or by bringing or storing materials, supplies, tools and equipment in the Premises during the performance of any work, except as otherwise expressly provided herein and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

                 b) Landlord shall have the right at all reasonable times to, with prior notice to Tenant, enter and to exhibit the Premises for the purpose of inspection or showing the Premises in connection with a sale or mortgage and, during the last six (6) months of the Term, to enter upon and to exhibit the Premises to any prospective tenant.

            15. Damage by Fire or Other Casualty.

                 a) If the Premises or Building is damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord whereupon Landlord shall, subject to the consent of Landlord's present or future mortgagee and to the conditions set forth in this Section 15, repair, rebuild or replace such damage and restore the Premises to substantially the same condition as the Premises were in immediately prior to such damage or destruction; provided, however, that Landlord shall only be obligated to restore such damage or destruction to the extent of the proceeds of fire and other extended coverage insurance policies. Notwithstanding anything to the contrary contained in this Lease, if the Premises is damaged or destroyed by fire or any casualty which cannot, despite diligent, good faith efforts be repaired or restored within one hundred eighty (180) days following the date on which such damage occurs, then Tenant or Landlord may elect to terminate this Lease effective as of the date of such damage or destruction. Within thirty (30) days after the date of such damage, the parties shall determine how long the repair and restoration will take. After that determination has been made, if the determination is that the restoration will take more than one hundred eighty (180) days to complete, Tenant and Landlord shall have a period of thirty (30) days to terminate this Lease by giving written notice to the other. If neither party elects to terminate this Lease as provided herein, then Landlord shall, subject to the provisions of this Section, promptly commence and diligently pursue to completion the repair of such damage so that the Premises are restored to a condition of similar quality, character and utility for Tenant's purposes. If the Premises are not substantially repaired and restored within two hundred and forty (240) days of the date of the damage, Tenant may cancel this Lease at any time before Landlord substantially completes the repairs and delivers the restored Premises to Tenant. If Tenant does not so terminate, Landlord shall continue to restore the Premises. In the event of termination, Landlord shall return any prepaid Fixed Basic Rent, Additional Rent and any other prepaid amounts to Tenant within thirty (30) days from the date of termination of this Lease. If any damage or destruction occurs to the Premises during the last year of the Term and the cost to repair the damage exceeds Five Hundred Thousand Dollars ($500,000.00) either Landlord or Tenant may terminate this Lease upon giving the other party thirty (30) days written notice; provided, however, that if Landlord notifies Tenant that it wishes to terminate this Lease, then Tenant may, if it has not already done so, exercise its right to extend the term of the Lease under Rider A, whereupon Landlord's election to terminate shall be null and void. If Landlord is required to repair or restore the Premises under any provision of this Article and Tenant's use of the Premises is affected, then until Landlord completes such repair or restoration, Fixed Basic Rent, Additional Rent and all other charges payable by Tenant hereunder shall abate in their entirety, unless Tenant remains in possession of the Premises, in which event such rent and other charges shall abate based on the portion of the Premises which is not being used by Tenant.

                 b) The repair, rebuilding or replacement work shall be commenced promptly and completed with due diligence, taking into account the time required by Landlord to effect a settlement with, and procure insurance proceeds from, the insurer, and for delays beyond Landlord's reasonable control.

                 c) The net amount of any insurance proceeds recovered by reason of the damage or destruction of the Building (meaning the gross insurance proceeds excluding proceeds received pursuant to a rental coverage endorsement and the cost of adjusting the insurance claim and collecting the insurance proceeds) shall be applied towards the cost of restoration. Notwithstanding anything to the contrary in this Lease Agreement, if in Landlord's reasonable opinion the net insurance proceeds will not be adequate to complete such restoration, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto by sending a written notice of such termination to Tenant specifying a termination date no less than ten (10) days after its transmission; provided, that Landlord terminates all other office Leases in the Building affected by such casualty If the net insurance proceeds are more than adequate, the amount by which the net insurance proceeds exceed the cost of restoration will be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

                 d) Landlord's obligation or election to restore the Premises under this Section shall be subject to the terms of any present or future mortgage affecting the Premises and to the mortgagee's consent if required in the mortgage and shall not, in any event, include the repair, restoration or replacement of the fixtures, improvements, alterations, furniture or any other property owned, installed, made by, or in the possession of Tenant.

                 e) Landlord shall maintain insurance against loss or damage to the Building by fire and such other casualties as may be included within fire and extended coverage insurance or all-risk insurance, together with a rental coverage endorsement or other comparable form of coverage. If Tenant is dispossessed of the Premises due to fire or other casualty, Tenant will receive an abatement of its Fixed Basic Rent during the period Tenant is dispossessed to the extent of payments received by Landlord from the carrier providing the rental coverage endorsement.

           16. Non-Abatement of Rent. Except as otherwise expressly provided in this Lease there shall be no abatement or reduction of the Fixed Basic Rent, Additional Rent or other sums payable hereunder for any cause whatsoever and this Lease shall not terminate, nor shall Tenant be entitled to surrender the Premises, in the event of fire, casualty or condemnation or any default by Landlord under this Lease.

           17. Indemnification

                 a) Unless such loss, costs or damages were caused by negligence of Landlord, its employees, agents or contractors, Tenant hereby agrees to indemnify, defend and hold the Landlord and its employees, agents and contractors harmless from any loss, costs and damages (including reasonable attorney's fees and costs) suffered by Landlord, its agents, employees or contractors, as a result of any claim by a third party, its agents, employees or contractors arising from Tenant's occupancy of the Premises. Tenant shall have the right to designate counsel acceptable to Landlord, such approval not be unreasonably withheld, to assume the defense of any such third party claim on behalf of itself and Landlord. Landlord shall not have the right to settle any claim without the consent of Tenant. This indemnity shall survive the expiration or termination of this Lease.

                 b) Unless such loss, costs or damages were caused by negligence of Tenant, its employees, agents or contractors, Landlord hereby agrees to indemnify, defend and hold the Tenant and its employees, agents and contractors harmless from any loss, costs and damages (including reasonable attorney's fees and costs) suffered by Tenant, its agents, employees or contractors, as a result of any claim by a third party, its agents, employees or contractors arising from Landlord's ownership and operation of the Property. Landlord shall have the right to designate counsel acceptable to Tenant, such approval not be unreasonably withheld, to assume the defense of any such third party claim on behalf of itself and Tenant. Tenant shall not have the right to settle any claim without the consent of Landlord. This indemnity shall survive the expiration or termination of this Lease.

                 c) If Landlord brings any action under this Lease Agreement, Tenant agrees in each case to pay Landlord's reasonable attorney's fees and other costs and expenses incurred by Landlord in connection therewith; provided, however, the Landlord prevails in such action.

           18. Condemnation.

                 a) Condemnation of Premises. If any portion of the Premises is taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (the act of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes possession of the condemned portion of the Premises (the "Condemnation Date"). If the entire Premises is condemned, then the Lease shall automatically terminate as of the Condemnation Date. The party who receives the condemnor's notice of intention to take (the "Condemnation Notice") shall immediately give a copy of such notice to the other Party

                 b) Condemnation of the Property. If as a result of any condemnation of the Property or any portion thereof (even though the Premises is not physically affected) or (a) the number of parking spaces on the Property is reduced by more than fifty (50) spaces and Landlord does not provide alternative parking which is reasonably accessible, then Tenant may terminate this Lease at any time after Tenant receives the Condemnation Notice by giving Landlord thirty
(30) days written notice.

                 c) Condemnation of the Building. If a condemnation of any portion of the Building (even though the Premises is not physically affected) renders the Building unsuitable for use as an office Building in the Landlord's reasonable business judgment, then Landlord may terminate this Lease by giving the Tenant at least thirty (30) days written notice. Notwithstanding the foregoing, Landlord may only exercise its right to terminate under this
Section if Landlord terminates the Leases of all other tenants in the Building.

                 d) Restoration. If this Lease is not terminated as to the whole Premises, (a) it shall remain in full force and effect as to the portion of the Premises remaining, provided the Fixed Basic Rent and all other charges payable hereunder shall be reduced in the same proportion that the area taken bears to the total area of the Premises prior to the taking, and (b) Landlord shall use the condemnation award to restore the Premises and the Building as soon as reasonably possible to a complete unit of the same quality, character and utility for Tenant's purposes existing prior to the condemnation. If the Lease is not terminated but the Premises cannot be restored (as reasonably determined by Landlord and Tenant) to substantially the same condition as existed prior to the date of the condemnation within one hundred and eighty (180) days, then this Lease shall terminate upon written notice from either party to the other.

                 e) Award. In the event of a condemnation affecting Tenant, Tenant shall have the right to make a claim against the condemnor for removal expenses and moving expenses, loss of business and any other claims Tenant may have; provided and to the extent, however, that such claims or payments do not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid, Tenant hereby waives all claims against Landlord and against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without limitation, all claims for leasehold damages and diminution in value of Tenant's leasehold interest.

            19. Quiet Enjoyment. Tenant, upon paying the Fixed Basic Rent, Additional

Rent and other charges herein required and observing and keeping all covenants, agreements and conditions of this Lease, shall quietly have and enjoy the Premises during the Term without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease.

           20. Rules and Regulations. The Landlord hereby reserves the right to prescribe, from time to time, at its sole discretion, reasonable rules and regulations (herein called the "Rules and Regulations") attached hereto as Exhibit B governing the use and enjoyment of the Premises and the remainder of
=========
the Property. The Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises in accordance with the provisions of this Lease for the Permitted Use and shall not increase or modify Tenant's obligations under this Lease. In the event of a conflict between the Lease Agreement and such rules and regulations, the Lease Agreement shall control. The Tenant shall comply at all times with the Rules and Regulations and shall cause its agents, employees, invitees, visitors, and guests to do so.

           21. Assignment and Sublease.


                 a) Tenant may assign this Lease or sublet the whole or any portion of the Premises, subject to the Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed on the basis of the following terms and conditions:

                        i) The Tenant shall provide to the Landlord the name and address of the assignee or subtenant.

                        ii) The assignee or subtenant shall assume, by written instrument, all of the obligations of this Lease, and a copy of such assumption agreement shall be furnished to the Landlord within ten (10) days of its execution. Any sublease shall expressly acknowledge that said subtenant's rights against Landlord shall be no greater than those of Tenant.

                        iii) The Tenant and each assignee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of Fixed Basic Rent and Additional Rent reserved herein, through the entire Term of this Lease, as the same may be renewed, extended or otherwise modified.

                        iv) The Tenant and any assignee shall promptly pay to Landlord one-half of the net profit received from such subleasing or assignment. Net profit will be calculated after deducting the Tenant's Transfer Expenses (as hereinafter defined). "Transfer Expenses" shall mean (i) the reasonable out-of-pocket costs and expenses of Tenant in making such sublease or assignment, as the case may be, such as market rate brokers' fees, reasonable attorneys' fees and advertising fees, (ii) any fees paid to Landlord pursuant to the terms of this Lease, (iii) the cost of improvements or alterations made by Tenant expressly for the purpose of preparing the Premises for such subtenant or assignee, and (iv) the unamortized cost of any Tenant's property leased to and used by such subtenant or assignee. In determining Transfer Expenses, the costs set forth in clauses
(i), (ii) and (iii) shall be amortized on a straight-line basis over the term of the sublease, or the remainder of the term of this Lease, if an assignment, and the costs set forth in clause (iv) shall be amortized on a straight-line basis over the greater of (x) the longest useful life of such improvements, alterations or property (as permitted pursuant to the Internal Revenue Code of 1986, as amended), or (y) the term of the sublease, or the remainder of the Term of this Lease, if an assignment.

                        v) In any event, the acceptance by the Landlord of any rent from the assignee or from any of the subtenants or the failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not release the Tenant herein, nor any assignee assuming this Lease, from any and all of the obligations herein during and for the entire Term of this Lease.

                        vi) Landlord shall require a Five Hundred Dollars ($500.00) payment to cover its handling charges for each request for consent to any sublet or assignment prior to its consideration of the same. Tenant acknowledges that its sole remedy with respect to any assertion that Landlord's failure to consent to any sublet or assignment is unreasonable shall be the remedy of specific performance and Tenant shall have no other claim or cause of action against Landlord as a result of Landlord's actions in refusing to consent thereto.

                 b) Notwithstanding anything to the contrary in this Lease, Tenant may, upon ten (10) days written notice to Landlord but without Landlord's prior written consent, and without Landlord having any right to terminate this Lease or share in any consideration or profit therefor, assign or transfer its entire interest in this Lease and the leasehold estate hereby created, or sublease the entire demised premises, to a successor corporation of Tenant, which for the purposes of this Lease shall mean either (a) any corporation or other business entity which controls, is controlled by, or under common control with, Tenant (a "related corporation"), or (b) a corporation or other business entity into which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation the liabilities of the corporations or other business entities participating in such merger or consolidation are assumed by the corporation or other business entity surviving such merger or consolidation, or (c) a corporation or other business entity acquiring substantially all of Tenant's assets, or (d) any successor to a successor corporation becoming such by any of the methods described in subdivisions (a), (b) and (c) above; provided, however, that Tenant shall have no such right to assign or transfer to a successor corporation unless Tenant shall not be in default in the performance of any of its obligations under this Lease beyond the applicable notice and cure period and provided that in the event of such merger, consolidation or transfer of (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or
(2) the net worth of Tenant herein named on the date of this Lease, and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten

(10) days prior to the effective date of any such transaction. For the purposes hereof "control" shall be deemed to mean ownership of not less than fifty percent (50%) of all of the voting stock of such corporation, or not less than fifty percent (50%) of all of the legal and equitable interest in any other business entity, or he possession of the power, directly or indirectly, to direct or cause the direction of management and policy of a corporation or other business entity, whether through the ownership of voting securities, common directors or officers, the contractual right to manage the business affairs of such business entity, or otherwise. Notwithstanding anything to the contrary contained in this Lease and (x) any sale or transfer of Tenant's capital stock through any public exchange, or redemption or issuance of additional stock of any class, shall not be deemed an assignment, subletting or any other transfer of this Lease or the Premises

                 d) In the event that any or all of Tenant's interest in the Premises and/or this Lease is transferred by operation of law to any trustee, receiver, or other representative or agent of Tenant, or to Tenant as a debtor in possession, and subsequently any or all of Tenant's interest in the Premises and/or this Lease is offered or to be offered by Tenant or any trustee, receiver, or other representative or agent of Tenant as to its estate or property (such person, firm or entity being hereinafter referred to as the "Grantor", for assignment, conveyance, lease, or other disposition to a person, firm or entity other than Landlord (each such transaction being hereinafter referred to as a "Disposition"), it is agreed that Landlord has and shall have a right of first refusal to purchase, take, or otherwise acquire, the same upon the same terms and conditions as the Grantor thereof shall accept upon such Disposition to such other person, firm, or entity; and as to each such Disposition the Grantor shall give written notice to Landlord in reasonable detail of all of the terms and conditions of such Disposition within twenty (20) days next following its determination to accept the same but prior to accepting the same, and Grantor shall not make the Disposition until and unless Landlord has failed or refused to accept such right of first refusal as to the Disposition, as set forth herein. Landlord shall have sixty (60) days next following its receipt of the written notice as to such Disposition in which to exercise the option to acquire Tenant's interest by such Disposition, and the exercise of the option by Landlord shall be effected by notice to that effect sent to the Grantor; but nothing herein shall require Landlord to accept a particular Disposition or any Disposition, nor does the rejection of any one such offer of first refusal constitute a waiver or release of the obligation of the Grantor to submit other offers hereunder to Landlord. In the event Landlord accept such offer of first refusal, the transaction shall be consummated pursuant to the terms and conditions of the Disposition described in the notice to Landlord. In the event Landlord rejects such offer of first refusal, Grantor may consummate the Disposition with such other person, firm, or entity; but any decrease in price of more than two percent (2%) of the price sought from Landlord or any change in the terms of payment for such Disposition shall constitute a new transaction requiring a further option of first refusal to be given to Landlord hereunder.

                 e) Without limiting any of the provisions of this Section 21, if pursuant to the Federal Bankruptcy Code (herein referred to as the "Code"), or any similar law hereafter enacted having the same general purpose, Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one year's Fixed Basic Rent plus an amount equal to the Additional Rent for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease, to be held and applied in the manner specified for any security deposit required hereunder.

                 f) Except as specifically set forth above, no portion of the Premises or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law or act of the Tenant, nor shall Tenant pledge its interest in this Lease or in any security deposit required hereunder.

           22. Tenant's Relocation. [Intentionally Deleted].

           23. Subordination. The estate of this Lease and Tenant's rights hereunder shall be subject and subordinate at all times in lien and priority to any first mortgage or other primary encumbrance now or hereafter placed upon or affecting the Property or the Premises, and to any second mortgage or encumbrance with the consent of the first mortgagee, and to all renewals, modifications, consolidations and extensions thereof, without the necessity of any further instrument or act on the part of the Tenant. Tenant shall execute and deliver upon demand any further instrument or instruments confirming the subordination of this Lease to the lien of any such first mortgage or to the lien of any other mortgage, if requested to do so by Landlord with the consent of the first mortgagee, and any further instrument or instruments of attorment that may be desired by any such mortgagee or Landlord, provided, however, that any holder of such lien or mortgage agrees not to disturb the use and occupancy of the Premises in accordance with the terms of this Lease Agreement upon any foreclosure. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by giving notice in writing to Tenant and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery. In that event such mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution and delivery of the mortgage and had been assigned to such mortgagee. Landlord agrees that it will use best efforts to obtain and deliver to Tenant a subordination, non-disturbance and attornment agreement from the holder(s)of any mortgage or other security interest affecting the Premises of Building.

           24. Curing Tenant's Defaults. If Tenant defaults in the performance of any of its obligations hereunder, beyond any applicable notice and cure period Landlord may, without any obligation to do so and in addition to any other rights it may have in law or equity, elect to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for any reasonable sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, which sums and costs together with interest thereon shall be deemed Additional Rent payable within ten (10) days of demand.

            25. Surrender.

                 a) At the expiration or earlier termination of the Term Tenant shall promptly yield up the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the Premises in a condition which is clean of garbage and debris and broom clean and in the same condition, order and repair in which they are required to be kept throughout the Term, ordinary wear and tear excepted.

                 b) Tenant, upon three (3) months prior written notice to Landlord, Tenant may extend the Term, or if applicable, any renewal term, of the Lease for one (1) additional three (3) month period and during such period, all the terms and conditions of this Lease shall apply and Tenant shall pay Fixed Basic Rent at the rate then being paid by Tenant. If Tenant, or any person claiming through Tenant, continues to occupy the Premises after the expiration or earlier termination of the Term or any renewal thereof without prior written consent of Landlord, the tenancy under this Lease shall become, at the option of Landlord, expressed in a written notice to Tenant and not otherwise, either from month-to-month, terminable by Landlord on thirty (30) days prior notice, under the same terms and conditions set forth in this Lease; except, however, that the Fixed Basic Rent during such continued occupancy shall be 150% of the amount set forth in subsection 6(a) and Tenant shall indemnify Landlord for any loss or damage incurred by reason of Tenant's failure to surrender the Premises. Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in subsection 26(b) hereof.

            26. Defaults-Remedies.

                 a) Defaults. It shall be an event of default under this Lease if any one or more of the following events occur:

                        i) Tenant fails to pay in full, within five (5) days after when due and without demand, any and all installments of Fixed Basic Rent or Additional Rent or any other charges or payments due and payable under this Lease whether or not herein included as rent.

                        ii) Tenant violates or fails to perform or otherwise breaches any agreement, term, covenant or condition contained in this Lease and fails to cure same within 20 days after notice.

                        iii) Tenant abandons or vacates the Premises without notice without having first paid to Landlord in full all Fixed Basic Rent, Additional Rent and other charges that have become due as well as all which will become due thereafter through the end of the Term.

                        iv) Tenant becomes insolvent or bankrupt in any sense or makes an assignment for the benefit of creditors or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver or similar official for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be levied upon by any sheriff, marshal or constable; provided, however, that any proceeding brought by anyone other than the parties to this Lease under any bankruptcy, reorganization arrangement, insolvency, readjustment, receivership or similar law shall not constitute an event of default until such proceeding, decree, judgment or order has continued unstayed for more than sixty
(60) consecutive days.

                 b) Remedies. Upon the occurrence of an event of default under this Lease, Landlord shall have all of the following rights:

                        i) Landlord may charge a late payment charge of five (5%) percent of any amount owed to Landlord pursuant to this Lease which is not paid within five (5) days of the due date which is set forth in the Lease or, if a due date is not specified in this Lease, within thirty (30) days of the mailing of a bill therefor by Landlord. If Landlord incurs a late charge in connection with any payment which Tenant has failed to make within the times required in this Lease, Tenant shall pay Landlord, in addition to such payment due, the full amount of such late charge incurred by Landlord. Nothing in this Lease shall be construed as waiving any rights of Landlord arising out of any default of Tenant, by reason of Landlord's imposing or accepting any such late charge(s) and/or interest; the right to collect such late charge(s) and/or interest is separate and apart from any rights relating to remedies of Landlord after default by Tenant including, without limitation, the rights and remedies of Landlord provided herein. For the first time in any calendar year that Tenant has failed to pay any such monthly installment of Fixed Basic Rent or Additional Rent, such interest and late charge shall not apply unless Tenant has failed to make such payments within five (5) days of receipt of Landlord's written notice of such delinquency. Landlord shall not be required to give Tenant such notice more than once in any calendar year prior to assessing such interest and late charge.

                        ii) Landlord may accelerate the whole or any part of the Fixed Basic Rent and all Additional Rent for the entire unexpired balance of the Term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any Fixed Basic Rent or other charges, payments, costs and expenses so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears and any other charge or payment herein reserved, included or agreed to be treated or collected as rent and any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated rent and other charges, payments, costs and expenses were on that date payable in advance but in the event that the Premises are relet, Tenant shall be entitled to a credit in an amount equal to the net sum of rents actually received by Landlord in reletting after deduction of all reasonable expenses.

                        iii) Landlord may re-enter the Premises and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law without being liable for prosecution or damages therefor, and Landlord may repossess and enjoy the Premises. Upon recovering possession of the Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Premises and may relet the Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord's reasonable discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied as follows: first, to the payment of any reasonable costs and expenses of such reletting, including all costs of alterations and repairs; second, to the payment of any indebtedness other than Fixed Basic Rent, Additional Rent or other charges due hereunder from Tenant to Landlord; third, to the payment of Fixed Basic Rent, Additional Rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If rentals received from reletting during any month are less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of termination is given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises or, in the event that the Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

                        iv) Landlord may terminate this Lease and the Term without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Upon such termination, Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the Fixed Basic Rent and Additional Rent reserved for the balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant all of which amount shall be immediately due and payable from Tenant to Landlord upon demand therefor.

                        v) WHEN THIS LEASE AND THE TERM OR ANY EXTENSION OR RENEWAL THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT, OR WHEN THE TERM HAS EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL

PERSONS CLAIMING BY, THROUGH OR UNDER TENANT, AND TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION FOR JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE SHALL BE A SUFFICIENT WARRANT; WHEREUPON, IF LANDLORD SO DESIRES, AN APPROPRIATE WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, AND PROVIDED THAT IS FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED AND POSSESSION OF THE PREMISES REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE OR TENANT'S RIGHT OF POSSESSION AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER ACTIONS IN EJECTMENT AS HEREINBEFORE SET FORTH TO CONFESS JUDGMENT FOR THE RECOVERY OF POSSESSION OF THE PREMISES.

                 c) Waiver of Jury Trial. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT (A)THEY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OCCUPANCY OF THE PREMISES OR CLAIM OF INJURY OR DAMAGE, AND (B) IN ANY ACTION BY LANDLORD AGAINST TENANT, THE LEGAL FEES OF THE PREVAILING PARTY WILL BE PAID BY THE OTHER PARTY TO THE ACTION.

                 d) Non-Waiver. No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any other obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any event of default by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent event of default.

                 e) Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

                 f) Duty to Mitigate. Notwithstanding any other provisions of this Lease, Landlord shall use all commercially reasonable efforts to mitigate its damages and relet the Premises. Landlord's duty to mitigate damages shall be deemed satisfied if Landlord lists the Premises for lease with a reputable commercial real estate broker who reasonably markets the Premises and Landlord subsequently deals with any tenant prospects, in a commercially reasonable manner.

           27. Condition of Premises. Tenant represents that the Property and the Premises, the have been examined by Tenant and Tenant accepts them in the condition or state in which they now are, or any of them now is, without relying on any representation, covenant or warranty, express or implied, in fact or in law, by Landlord and without recourse to Landlord, the nature, condition or usability thereof or the use or uses to which the Premises and the Property or any part thereof may be put under present zoning ordinances or otherwise, except as to work to be performed by Landlord pursuant to Section 3 and except as to latent defects in such work.

           28. Hazardous Substances.

                 a) Landlord and Tenant shall not cause or allow the generation, treatment, storage or disposal of Hazardous Substances on or near the Premises or Property. "Hazardous Substances" shall mean (i) any hazardous substance as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq., as amended, (ii) any
                                             ------
hazardous waste or hazardous substance as those terms are defined in any local, state or Federal law, regulation or ordinance not inapplicable to the Premises and Property, or (iii) petroleum including crude oil or any fraction thereof. In the event Landlord or Tenant uses any Hazardous Substances, Landlord or Tenant shall dispose of such substances in accordance with all applicable Federal, state and local laws, regulations and ordinances.

                 b) Landlord and Tenant agree to indemnify, defend and hold harmless the other, its employees, agents, successors, and assigns, from and against any and all damage, claim, liability, or loss, including reasonable attorneys' and other fees, arising out of or in any way connected to the generation, treatment, storage or disposal of Hazardous Substances by Landlord or Tenant, its employees, agents, contractors, or invitees, on or near the Premises or Property. Such duty of indemnification shall include, but not be limited to damage, liability, or loss pursuant to all Federal, state and local environmental laws, rules and ordinances, strict liability and common law.

                 c) Landlord and Tenant agree to notify each other immediately of any disposal of Hazardous Substances in the Premises or Property, of any discovery of Hazardous Substances in the Premises, or of any notice by a governmental authority or private party alleging or suggesting that a disposal of Hazardous Substances on or near the Premises or Property may have occurred. Furthermore, Landlord and Tenant agree to provide the other with full and complete access to any documents or information in its possession or control relevant to the question of the generation, treatment, storage, or disposal of Hazardous Substances on or near the Premises.

                 d) Landlord represents and warrants that, to the best of its knowledge, there are no Hazardous Substances in, under or about the Building. Landlord shall be responsible, at its sole cost and expense, for compliance with any governmental law, order, regulation, or requirement relating to the removal, encapsulation, or other treatment of any asbestos containing materials or other Hazardous Substances located within or about the Premises as of the date of this Lease, and for the removal of any asbestos or asbestos containing materials or other Hazardous Substances within or about the Premises, unless the presence of any such asbestos or other Hazardous Substances was caused by Tenant, or its employees, agents or invitees.

           29. Recording. Neither this Lease nor a memorandum of this Lease shall be recorded in any public records without the written consent of Landlord.

           30. Brokers' Commission. Tenant and Landlord represent and warrant to each other that the Brokers (as defined in the Preamble) are the sole brokers with whom each has negotiated in bringing about this Lease and Tenant and Landlord agree to indemnify and hold each other and Landlord's mortgagee(s) harmless from any and all claims of other brokers and expenses in connection therewith arising out of a representations made herein. In no event shall Landlord's mortgagee(s) have any obligation to any broker involved in this transaction. Landlord shall pay the Brokers' commissions pursuant to a separate agreement.

           31. Notices. All notices, demands, requests, consents, certificates, and waivers required or permitted hereunder from either party to the other shall be in writing and sent by United States certified mail, return receipt requested, postage prepaid, or by recognized overnight courier, addressed as follows:

                  If to Tenant:

                  Broadview Networks, Inc.
                  45-l8 Court Square, Suite 403
                  Long Island City, NY 11101
                  Atten: Scott Matukas, Vice President

                  with a copy to:
                  Littman Krooks Roth and Ball P.C.
                  655 Third Avenue, 20th Floor
                  New York, New York 10017
                  Attention: Stuart S. Ball, Esq.

                  If to Landlord:

                  400 Horsham Road Associates, L.P.
                  c/o O'Neill Properties Group, L.P.
                  1101 West DeKalb Pike, Suite 200
                  Wayne, PA 19087
                  Attn: President
                  with a copy to:

                  Kevin W. Walsh, Esquire
                  Adelman Lavine Gold and Levin
                  1101 West DeKalb Pike, Suite 201
                  Wayne, PA 19087

Either party may at any time, in the manner set forth for giving notices to the other, specify a different address to which notices to it shall thereafter be sent.

           32. Irrevocable Offer: No Option. Although Tenant's execution of this Lease shall be deemed an offer irrevocable by Tenant, the submission of this Lease by Landlord to Tenant for examination shall not constitute a reservation of or option for the Premises. This Lease shall become effective only upon execution thereof by an authorized officer of the general partner of the Landlord and by an authorized officer of Tenant.

           33. Inability to Perform. In the event either party shall be delayed or hindered in or prevented from the performance of any covenant, agreement, work, service, or other act required under this Lease to performed by such party (other than Tenant's obligation to pay Rent) and such delay or hindrance is due to strikes, lockouts, failure of power or other utilities, injunction or other court or administrative order, governmental law or regulations which prevent or substantially interfere with the required performance, condemnations, riots, insurrections, martial law, civil commotion, war, fire, flood, earthquake, or other casualty, acts of God, or other causes not within the reasonable control of such party, the performance of any covenant, agreement, work, service, or other act shall be excused for the period of delay and the period for the performance of the same extended by the period.

           34. Survival. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Term of this Lease, whether by lapse of time or otherwise, shall not relieve Tenant from its obligations accruing prior to the expiration of the Term.

           35. Corporate Tenants. If Tenant is a corporation, the person(s) executing this Lease on behalf of Tenant hereby covenant(s) and warrant(s) that:
Tenant is a duly formed corporation qualified to do business in the state in which the Property is located; Tenant will remain qualified to do business in said state throughout the Term and any renewals thereof; and such persons are duly authorized by such corporation to execute and deliver this Lease on behalf of the corporation.

           36. Tenant Representations and Warranties. Tenant hereby represents and warrants to Landlord (i) that Tenant's most recent financial statements delivered to Landlord in connection with the execution of this Lease are true in all material respects and no material adverse changes have occurred with respect thereto, (ii) that upon Landlord's request in connection with Landlord's efforts to refinance the Property or to sell the Property, or at the request of Landlord's mortgagee, Tenant will deliver to Landlord current financial statements which shall be prepared in accordance with generally accepted accounting principles consistently applied, and (iii) during the Term of the Lease, no material adverse change shall occur with respect to Tenant's financial condition.

           37. Waiver of Invalidity of Lease. Each party agrees that it will not raise or assert as a defense to any obligation under the Lease or make any claim that the Lease is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, without limitation, requirements for corporate seals, attestations, witnesses, notarizations or other similar requirements and each party hereby waives the right to assert any such defenses or make any claim of invalidity or unenforceability due to any of the foregoing.

           38. Security Deposit. [Intentionally Deleted].

           39. Estoppel Certificate.

                 a) Tenant shall from time to time, within five (5) days after Landlord's request or that of any mortgagee of Landlord, execute, acknowledge and deliver to Landlord a written instrument in recordable form, substantially in the form attached hereto as Exhibit E (a "Tenant Estoppel Certificate"), certifying (i) that this Lease is in full force and effect and has not been modified, supplemented or amended (or, if there have been modifications, supplements or amendments, that it is in full force and effect as modified, supplemented or amended, and stating such modifications, supplements and amendments); (ii) the dates to which Fixed Basic Rent and Additional Rent and any other charges arising hereunder have been paid; (iii) the amount of any prepaid rents or credits due Tenant, if any; (iv) if applicable, that Tenant has accepted possession and has entered into occupancy of the Premises, and certifying the Commencement Date and the Termination Date; (v) whether or not, to the best of the Tenant's knowledge, all conditions under the Lease to be performed by Landlord prior thereto have been satisfied and whether or not Landlord is then in default in the performance of any covenant, agreement or condition contained in this Lease and specifying each, if any, unsatisfied condition and each, if any, default of which Tenant may have knowledge; and
(vi) any other fact or condition related to the Lease or the Tenant reasonably requested. Any certification delivered pursuant to the provisions of this Article shall be intended to be relied upon by Landlord and any mortgagee or prospective mortgagee or purchaser of the Property or of any interest therein.

                 b) The failure of Tenant to execute, acknowledge and deliver to Landlord a written Tenant Estoppel Certificate in accordance with the provisions of this Section 39 within said five (5) day period shall constitute an acknowledgment by Tenant, which may be relied upon by any mortgagee or prospective mortgagee or any purchaser of the Property or of any interest therein, that this Lease has not been modified, supplemented or amended except as set forth in landlord's request, and is in full force and effect (or in full force and effect as so modified, supplemented or amended), that the Base Rent, Additional Rent and any other charges arising hereunder have not been paid beyond the respective due dates immediately preceding the date of such request, that Tenant has no right of set-off or other defense to this Lease and of the truth of such other facts and conditions as shall have been requested to be certified, and shall constitute, as to any person entitled to rely as aforesaid, a waiver of any defaults which may exist prior to the date of such request. Notwithstanding the foregoing, Tenant's failure to furnish a Tenant Estoppel Certificate within said five (5)day period shall constitute a default under this Lease.


                 c) Landlord, at any time, and from time to time, on the written request of Tenant, will execute, acknowledge and delivery to Tenant a certificate certifying the then current status of the Lease and providing any other information reasonably requested by Tenant, all substantially in accordance with Tenant's similar obligations as set forth in this Section 39.

           40. Rights Reserved by Landlord. Landlord waives no rights, except those that may be specifically waived herein, and explicitly retains all other rights including, without limitation, the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of Rent or any other claim except as otherwise expressly provided herein: Notwithstanding anything to the contrary contained in this Lease, any changes, additions or alterations by Landlord shall not (i) impair access to, visibility of, or frontage of, the Demised Premises or (ii) materially affect the conduct of Tenant's customary business therein.

                 a) Upon sixty (60) days prior notice to change the name or street address of the Building.

                 b) To install, affix and maintain any and all signs on the exterior and on the interior of the Building.

                 c) Upon prior reasonable notice to decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and during the continuance of any of such work, to temporarily close doors, entry ways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder except as otherwise expressly provided herein, so long as the Premises are reasonably accessible and usable.

                 d) To furnish door keys for the entry door(s)in the Premises on the Commencement Date and to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. Tenant agrees to purchase only from Landlord additional duplicate keys as required, to change no locks, and not to affix locks on doors without the prior written consent of the Landlord which consent shall not be unreasonably withheld or delayed Upon the expiration of the Term or Tenant's right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

                 e) To designate and approve all window coverings used in the Building.

                 f) To approve the weight, size and location of heavy equipment and articles in and about the Premises and the Building so as not to exceed the legal load per square foot designated by the structural engineers for the Building, and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such reasonable times and in such reasonable manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to the Permitted Use, of the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. The movement of Tenant's property into or out of the Building or the Premises and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require written authorization from Tenant, in form and content reasonably satisfactory to Landlord, before allowing any property to be moved into or out of the Building or Premises.

                 g) To regulate delivery of supplies and the usage of the loading docks, receiving areas and freight elevators.

                 h) To enter the Premises in accordance with Section 14, and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for reoccupancy.

                 i) To erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises.

                 j) To grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building other than a competitor of Tenant. If Landlord elects to make available to tenants in the Building any services or supplies, or arranges a master contract therefor, Tenant agrees to obtain its requirements, if any, therefor from Landlord or under any such contract, provided that the charges therefor are reasonably consistent with market rates.

                 k) To alter the layout, design and/or use of the Building in such manner as Landlord, in its sole discretion, deems appropriate, so long as the character of the Building as a first class office building is maintained.

           41. Miscellaneous.

                 a) Entire Agreement. This Lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. No rights, easements or licenses are acquired in the Property or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

                 b) Modification. This Lease shall not be modified in any manner except by an instrument in writing executed by the parties. In addition, Tenant agrees to make such changes to this Lease as are required by any mortgagee, provided such changes do not substantially affect Tenant's rights and obligation hereunder.

                 c) Interpretation. The masculine (or neuter) pronoun, singular number, shall include the masculine, feminine and neuter genders and the singular and plural number.

                 d) Exhibits. Each writing or plan referred to herein as being attached as an Exhibit or otherwise designated herein as an Exhibit hereto is hereby made a part hereof.

                 e) Captions and Headings. The captions and headings of sections, subsections and the table of contents herein are for convenience only and are not intended to indicate all of the subject matter in the text and they shall not be deemed to limit, construe, affect or alter the meaning of any provisions of this Lease and are not to be used in interpreting this Lease or for any other purpose in the event of any controversy.

                 f) Interest. Wherever interest is required to be paid hereunder, such interest shall be at the highest rate permitted under law but not in excess of the prime rate (as set forth in the Wall Street Journal plus two percentage points per annum).

                 g) Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                 h) Joint and Several Liability. If two or more individuals, corporations, partnerships or other persons (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other persons to pay the Rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other persons shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other legal entity, the members of which are, by virtue of any applicable law or regulation, subject to personal liability, the liability of each such member shall be joint and several.

                 i) No Representations by Landlord. Landlord and Landlord's agents have made no representations, agreements, conditions, warranties, understandings or promises, either oral or written, other than as expressly set forth herein, with respect to this Lease, the Premises and/or the Building.

                 j) Relationship of Parties. This Lease shall not create any relationship between the parties other than that of Landlord and Tenant.

                 k) Choice of Law. The terms of this Lease shall be construed under the laws of the Commonwealth of Pennsylvania, and that exclusive jurisdiction and venue shall be in the Court of Common Pleas of the County in which the Property is located.

           42. Additional Definitions.

                 a) "Date of this Lease" or "date of this Lease" shall mean the date of acceptance of this Lease by the Landlord, following execution and delivery thereof to Landlord by Tenant and that date shall be inserted in the space provided in the Preamble.

                 b) "Landlord" as used herein includes the Landlord named above as well as its successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had it originally signed this lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after ceasing to hold title to the Premises. Neither Landlord nor any principal of Landlord nor any owner of the Building or the Lot, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this Lease or otherwise, Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of Tenant's remedies.

                 c) "Tenant" as used herein includes the Tenant named above as well as its heirs, successors and assigns, each of which shall be under the same obligations, liabilities and disabilities and each of which shall have the same rights, privileges and powers as it would have possessed had it originally signed this Lease as Tenant. Each and every person named above as Tenant shall be bound formally and severally by the terms, covenants and agreements contained herein. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant, immediate or remote, unless the assignment to such assignee is permitted or has been approved in writing by Landlord. Any notice required or permitted by the terms of this Lease may be given by or to any one of the persons named above as Tenant, and shall have the same force and effect as if given by or to all of them.

                 d) "Mortgage" and "Mortgagee" as used herein includes any lien or encumbrance on the Premises or the Property or on any part of or interest in or appurtenance to any of the foregoing, including without limitation any ground rent or ground lease if Landlord's interest is or becomes a leasehold estate. The word "mortgagee" is used herein to include the holder of any mortgage, including any ground Landlord if Landlord's interest is or becomes a leasehold estate. Wherever any right is given to a mortgagee, that right may be exercised on behalf of such mortgagee by any representative or servicing agent of such mortgagee.

                 e) "Person" as used herein includes a natural person, a partnership, a corporation, an association, and any other form of business association or entity.

                 f) "Property" as used herein shall mean the Building and the lot, tract or parcel of land on which the Building is situated.

                 g) "Rent" or "rent" as used herein shall mean all Fixed Basic Rent and Additional Rent reserved under this Lease.

           43. Tenant's Right of First Refusal.

                 a) Subject to the rights of tenants of the Building as of the date of this Lease, Tenant shall have a right of first refusal ("Right of Refusal") to lease any additional space which becomes available in the Building contiguous to the Premises during the Term ("Additional Space"). If Landlord has Additional Space available and receives a bona fide offer (the "Offer")to lease the Additional Space from a third party ("Offeror") which Landlord is willing to accept, Landlord shall send written notice to Tenant, which notice shall set forth the terms of the third party offer. Within ten (10) days after receipt of Landlord's notice, Tenant shall reply by written notice either accepting the Additional Space on the same terms and conditions of the third party offer, or rejecting the same. Failure to respond within the ten (10) day period shall constitute a rejection of the Additional Space. If Tenant accepts the Additional Space, the Additional Space shall be added to the Premises by amendment to this Lease, which shall include an adjustment of Tenant's Proportionate Share and such other changes as may be appropriate. In the event Tenant rejects the Offer, then Landlord may proceed to enter into a lease for such Additional Space with the Offeror provided such lease is executed by the Landlord and the Offeror within six (6) months from the date of the Offer. In the event a new offer is tendered or received by Landlord, Landlord must again submit such new offer to Tenant in accordance with this Section 43.

                 b) All of the terms and conditions of this Lease will apply to any Offer Space leased by Tenant, except as otherwise provided in Landlord's Notification. The term of this Lease with respect to the Offer Space shall be coterminous with the Term of this Lease with respect to the original Premises. Landlord will have no liability to Tenant if any tenant of the Offer Space wrongfully holds over. In the event such tenant wrongfully holds over, Landlord will attempt in good faith to cause such tenant to vacate the Offer Space.

           44. Tenant's Use of the Roof. Tenant shall also have the right without charge to install and use and operate satellite and/or antennae and communications equipment necessary or reasonably desirable to Tenant (collectively, the "Equipment"), including the right to interconnect the Equipment with Tenant's other equipment located in the Premises, in a mutually agreeable location on the roof of the Premises which installation may penetrate the roof membrane provided Tenant complies with the terms of Landlord's roof warranty, a copy of which will be delivered to Tenant upon request.

Tenant shall be solely responsible for the costs of installation, operation, and maintenance of the Equipment. Tenant will install and operate the Equipment in accordance with all federal, state and local regulations. If Tenant decides to install a microwave satellite dish and/or antennae, Landlord hereby permits Tenant to install wires, conduits and appurtenant facilities upon the Premises or Common Facilities, at Tenant's sole cost and expense. In addition, Tenant shall be responsible for obtaining any permits and licenses required to install and operate the Equipment, and Landlord agrees to cooperate with Tenant to accomplish the same.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                 SECTION 26(b) HEREOF SETS FORTH A WARRANT OR AUTHORITY FOR AS ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND (ON THE ADVICE OF THE SEPARATE COUNSEL OF TENANT, IF TENANT HAS USED COUNSEL IN REGARD TO ENTERING INTO THIS
LEASE) UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

                 IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this agreement to be duly executed under seal.

Landlord:
--------

Date Signed:                                    400 HORSHAM ROAD
            -----------                         ASSOCIATES, L.P.
                                                By: 400 HORSHAM ROAD
                                                    ASSOCIATES ACQUISITION
                                                    CORP.

                                                By: /s/
                                                   ------------------------
                                                   Name:
                                                        -------------------
                                                   Title:
                                                         ------------------
                                                Attest:
                                                       --------------------




Tenant:
------


Date Signed:   1/31/00                          BROADVIEW NETWORKS, INC.
            -----------
                                                By:  /s/ Scott Matukas
                                                    ------------------------
                                                    Name: Scott Matukas
                                                          -------------------
                                                    Title: VP-ADMIN
                                                          ------------------
                                                Attest: /s/ [*ILLEGIBLE]
                                                        --------------------
                                                            [*ILLEGIBLE]

                                     RIDER A


RENEWAL OPTION: Tenant is hereby granted two (2) options to renew this Lease
--------------
upon the following terms and conditions:

At the time of the exercise of each option to renew and at the time of the said renewals, the Tenant shall not be in default in accordance with the terms and provisions of this Lease beyond any applicable notice and surge period, and shall be in possession of the Premises pursuant to this Lease.

Notice of the exercise of each option shall be sent to the Landlord in writing at least six (6) months but not more than twelve (12) months before the expiration of the term of this Lease in the case of the first renewal term, or before the expiration of the first renewal term in the case of the second renewal term.

Each renewal term shall be for a period of five (5) years, to commence at the expiration of the Term of this Lease in the case of the first renewal term or the first renewal term in the case of the second renewal term and all of the terms and conditions of this Lease, other than the Fixed Basic Rent, shall apply during any such renewal term.

The annual fixed basic rent to be paid during each renewal term shall not be less than that paid for the Premises during the last year of the original term of the Lease, or the first renewal term in the case of the second renewal term. However, if ninety five percent (95%) of the fair rental value per square foot at the commencement of the renewal term shall exceed the rent as established in the preceding sentence, the Tenant shall pay ninety five percent (95%) of the fair rental value. In determining the fair rental value, the Landlord shall notify Tenant of the fair rental value as established by the respective parties if Landlord and Tenant cannot reach a mutual agreement with respect to such fair market value, Landlord and Tenant shall jointly employ the services of an independent appraiser familiar with office buildings located within the metropolitan Philadelphia, Pennsylvania area comparable to the Building, who shall be a member of MAI and who shall render an appraisal. The fee of such appraiser shall be borne equally by Landlord and Tenant. If the Landlord and the Tenant cannot agree on the fair rental value, or in such case, on an independent appraiser acceptable to both, either party may request the American Arbitration Association to appoint such independent appraiser who shall be a member of MAI familiar with office buildings in the area of the Building who shall render an appraisal, and in such event the judgment of the appraiser shall be final and binding upon the parties. Pending resolution of the issue of fair rental value, the Tenant shall pay the Landlord as of commencement of the renewal term, the Fixed Basic Rent as established by Landlord, subject to retroactive adjustment upon final determination of this issue. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Article. It is expressly understood that in connection with any determination of the fair and reasonable annual market rental value of the demised premises pursuant to this Article, the following criteria shall be considered, among other things, in the determination:

           (A) the fact that the Expense Stop provided herein shall not change for the purpose of calculating the Additional Rent payable pursuant to this Lease;

           (B) the fact that Tenant shall have no further right to renew this Lease except as set forth herein;

           (c) the fact that Landlord shall not be obligated to perform any work in the Demised Premises to prepare the same for Tenant's occupancy;

           (D) the fact that Tenant shall not be entitled to any free rent or other similar credit against the Fixed Basic Rent; and

           (E) whether or not Landlord is or is not obligated to pay a brokerage commission with respect to the applicable Renewal Term.

                                    EXHIBIT A
                                    ---------

                              LOCATION OF BUILDING

ALL THOSE TWO CERTAIN tracts or parcels of land with the buildings and improvements thereon erected, Situate in the Township of Horsham, County of Montgomery and Commonwealth of Pennsylvania, bounded and described according to subdivision plan of Forge Industrial Tract, made by, Hopkins & Scott, Inc., dated 11/6/1983 as follows, to wit:

THE FIRST THEREOF:
BEGINNING at the point of intersection of the centerlines of Horsham Road, Rte. 463 and Norristown Road, as shown on said plan; thence from said point of beginning extending along the said centerline of Horsham Road North 47 degrees 06 minutes West, 653.53 feet to a point, a corner; in the same; thence extending North 42 degrees 54 minutes East, crossing the Northeasterly side of said Horsham Road and along Parcel A-l on said Plan, 497.00 feet to a point, a corner thence continuing along said Parcel A-l, South 47 degrees 06 minutes East 165.00 feet to a point, an angle; thence continuing along the same and along Parcel B-3 North 68 degrees 25 minutes East, 532.43 feet to a point, a corner in line of Parcel B-l on said plan; thence extending along the same and Parcel B-2 and crossing a 60 feet wide easement for ingress, egress, regress for Parcels A-l and A-2, South 21 degrees 35 minutes East, 596.16 feet to a point, an angle; thence continuing along said Parcel B-2, South 47 degrees 06 minutes East,
94.64 feet to a point in line of lands of Willow Grove Construction Co.; thence extending along the same South 42 degrees 29 minutes West, 342.50 feet to a point in the centerline of Norristown Road, aforesaid; thence extending along the same North 89 degrees 35 minutes West 510.12 feet to the first mentioned point and place of beginning.

BEING PARCELS A-2 and B-4 on said plan, Containing 15.5 acres clear of right-of-way.

BEING Parcel Numbers 36-00-04015-00-8 and 36-00-05334-12-9.

AS TO PART BEING the same premises which Mainard, Incorporated (Pa. Corp.)by Deed dated 10/14/1981 and recorded in Montgomery County in Deed Book 4663 page 800 conveyed unto Montgomery County Industrial Development Authority, in fee.

AS TO TEE REMAINING PART BEING the same premises which Mainard, Incorporated (Pa. Corp.) by Deed dated 12/21/1983 and recorded in Montgomery County in Deed Book 4728 page 816 conveyed unto Montgomery Industrial Development Authority, in fee.

                                  EXHIBIT A-l
                                  -----------

                                DEMISED PREMISES

                                400 Horsham Road
                              Horsham, Pennsylvania


                            [GRAPHIC OF FLOOR PLAN]

                      EXHIBIT A-1 - APPROX - 10,000 RSF
                                    CROSS HATCHED

                                   EXHIBIT B
                                   ---------

                              RULES AND REGULATIONS


1. OBSTRUCTION OF PASSAGEWAYS: The sidewalks, entrance, passages, courts,
   --------------------------
elevators, vestibules, stairways, corridors and public parts of the Building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than ingress and egress. If the Premises are situated on the ground floor with direct access to the street, then Landlord shall, at Landlord's expense, keep the sidewalks and curbs directly in front of the Premises clean and free from ice, snow and refuse.

2. WINDOWS: Windows in the Premises shall not be covered or obstructed by
   -------
Tenant. No bottles, parcels or other articles shall be placed on the window sills, in the halls, or in any other part of the Building other than the Premises. No article shall be thrown out of the doors or windows of the Premises.

3. PROJECTIONS FROM BUILDING: No awnings, air-conditioning units, or other
   -------------------------
fixtures shall be attached to the outside walls or the window sills of the Building or otherwise affixed so as to project from the Building, without prior written consent of Landlord.

4. SIGNS: No sign or lettering shall be affixed by Tenant to any part of the
   -----
outside of the Premises, or any part of the inside of the Premises so as to be clearly visible from the outside of the Premises, without the prior written consent of Landlord. However, Tenant shall have the right to place its name on any door leading into the Premises the size, color and style thereof to be subject to the Landlord's approval. Tenant shall not have the right to have additional names placed on the Building directory without Landlord's prior written consent.

5. FLOOR COVERING: Tenant shall not lay linoleum or other similar floor covering
   --------------
so that the same shall come in direct contact with the floor of the Premises. If linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall first be fixed to the floor by a paste or other material that may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited.

6. INTERFERENCE WITH OCCUPANTS OF BUILDING: Tenant shall not make, or permit to
   ---------------------------------------
be made, any unseemly or disturbing noises or odors and shall not interfere with other tenants or those having business with them. Tenant will keep all mechanical apparatus in the Premises free of vibration and noise which may be transmitted beyond the limits of the Premises.

7. LOCK KEYS: No additional locks or bolts of any kind shall be placed on any of
   ---------
the doors or windows by Tenant. Tenant shall, on the termination of Tenant's tenancy, deliver to Landlord all keys to any space within the Building either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys furnished, Tenant shall pay to

Landlord the cost thereof. Tenant, before closing and leaving the Premises, shall ensure that all windows are closed and entrance doors locked. Nothing in this Paragraph 7 shall be deemed to prohibit Tenant from installing a burglar alarm within the Premises, provided: (1) Tenant obtains Landlord's consent which will not be unreasonably delayed; withheld or

8. CONTRACTORS: No contract of any kind with any supplier of towels, water,
   -----------
toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish, garbage, or other like service shall be entered into by Tenant, nor shall any machine of any kind be installed in the Building or the Office Building Area without the prior written consent of the Landlord. Tenant shall not employ any persons other than Landlord's janitors for the purpose of cleaning the Premises without prior written consent of Landlord. Landlord shall not be responsible to Tenant for any loss of property from the Premises however occurring, or for any damage to the effects of Tenant by such janitors or any of its employees, or by any other person or any other cause.

9. PROHIBITED ON PREMISES: Tenant shall not conduct, or permit any other person
   ----------------------
to conduct, any auction upon the Premises, manufacture or store goods, wares or merchandise upon the Premises without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of its business, permit the Premises to be used for gambling, make any unusual noises in the Building, permit to be played musical instrument on the Premises, permit any radio to be played, or television, recorded or wired music in such loud manner as to disturb or annoy other tenants, or permit any unusual odors to be produced on the Premises. Tenant shall not permit any portion of the Premises to be occupied as an office for a public stenographer or typewriter, or for the storage, manufacture, or sale of intoxicating beverages, narcotics, tobacco in any form or as a barber or manicure shop. Canvassing, soliciting and peddling in the Building and the Office Building Area are prohibited and Tenant shall cooperate to prevent the same. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises.

10. PLUMBING, ELECTRIC AND TELEPHONE WORK: Plumbing facilities shall not be used
    -------------------------------------
for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspaper or other substances of any kind shall be thrown into them. Waste and excessive or unusual amounts of electricity or water is prohibited. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and no stringing or cutting of wires will be allowed, except by prior written consent of Landlord, and shall be done by contractors approved by Landlord. The number and locations of telephones, telegraph instruments, electrical appliances, call boxes, etc. shall be subject to Landlord's approval.

11. MOVEMENT OF FURNITURE, FREIGHT OR BULKY MATTER: The carrying in or out of
    ----------------------------------------------
freight, furniture or bulky matter of any description must take place during such hours as Landlord may from time to time reasonably determine and only after advance notice to the superintendent of the Building. The persons employed by Tenant for such work must be reasonably acceptable to the Landlord. Tenant may, subject to these provisions, move freight, furniture, bulky matter, and other material into or out of the Premises on Saturdays between the hours of 9: 00 a. m. and 1: OO p. m., provided Tenant pays additional costs, if any, incurred by Landlord for elevator operators or security guards, and for any other expenses occasioned by such activity of Tenant. If, at least three (3)days prior to such activity, Landlord requests that Tenant deposit with Landlord, as security of Tenant's obligations to pay such additional costs, a sum of which Landlord reasonably estimates to be the amount of such additional cost, the Tenant shall deposit such sum with Landlord as security of such cost. There shall not be used in the Building or Premises, either by Tenant or by others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards, and no hand trucks will be allowed in the elevators without the consent of the superintendent of the Building.

12. SAFES AND OTHER HEAVY EQUIPMENT: Landlord reserves the right to prescribe
    -------------------------------
the weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and to prevent any unsafe condition from arising.

13. ADVERTISING: Landlord shall have the right to prohibit any advertising by
    -----------
Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

14. NON-OBSERVANCE OR VIOLATION OF RULES BY OTHER TENANTS: Landlord shall not be
    -----------------------------------------------------
responsible to Tenant for non-observance or violation of any of these rules and regulations by any other tenant.

15. AFTER HOURS USE: Landlord reserves the right to exclude from the Building
    ---------------
between the hours of 6: 00 p. m. and 8: 00 a. m. and at all hours on Saturdays, Sundays and Building Holidays, all persons who do not present a pass to the Building signed by the Tenant. Each Tenant shall be responsible for all persons for whom such a pass is issued and shall be liable to the Landlord for the acts of such persons.

16. PARKING: Tenant and its employees shall park their cars only in those
    -------
portions of the parking area designated by Landlord.

17. RESERVATION OF RIGHTS: Landlord hereby reserves to itself any and all rights
    ---------------------
not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the
Building:

                 a. the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purposes; and

                 b. the right to change the name or address of the Building, without incurring any liability to Tenant for doing so; and

                 c. the right to install and maintain a sign on the exterior of the Building; and

                 d. the exclusive right to use or dispose of the use of the roof of the Building; and

                 e. the right to limit the space on the directory of the Building to be allotted to Tenant; and

                 f. the right to grant to anyone the right to conduct any particular business or undertaking in the Building.

18. HEALTH AND SAFETY: The Tenant shall be responsible for initiating, maintaining and supervising all health and safety precautions and/or programs required by Law in connection with the Tenant's use and occupancy of the Premises.

19. HAZARDOUS MATERIALS: The Tenant shall not store, introduce or otherwise permit any material known to be hazardous within the Premises. Any material within the Premises which is determined to be hazardous shall be removed and properly disposed of by the Tenant at the Tenant's sole expense.

                                   -- END --

                                    EXHIBIT C



                                 Landlord's Work
                                 ---------------

Landlord at Landlord's expense shall:

 . Deliver the Premises demised and secure in broom clean condition and ready for tenant construction.

 .  Remove HVAC vents and replace and waterproof .sections of roof, if necessary

 . Provide/Certify a minimum of 125 lbs. per square foot floor loading to the demised

 . Comply with ADA and local building life safety codes throughout the Lease term

 . Provide main sprinkler loop to the premises. Tenant, at Tenant's expense, will provide a pre-action valve system.

 .  Scrape, patch and level the floor (if necessary)

 .  Provide tie-ins to Building life and fire safety system(s)

 .  Provide 1200 amp service to Tenant Premises.

 .  Provide any electrical and utility metering equipment

 . Provide right for either an interior or exterior pad space (10 X 10)for tenant's gas emergency generator and day tank and access to same from designated platform.

 . Provide access way for an electrical conduit from generator to Tenant's ATS switch located at the Tenants service breaker as designated by the Landlord.

 . Provide the right and access to install horizontal & vertical conduit for fiber optics, subject to Landlord's approval, which shall not be unreasonably withheld.

 . Black pipe gas lines running through Premises to be removed, and if needed, rerouted.

                                    EXHIBIT D
                                    ---------

                                BUILDING HOLIDAYS

BUILDING CLOSED ON:


*NEW YEAR'S DAY*


*MEMORIAL DAY*


*INDEPENDENCE DAY*


*LABOR DAY*


*THANKSGIVING DAY*


*CHRISTMAS DAY*

                                    EXHIBIT E

                           TENANT ESTOPPEL CERTIFICATE

TO: ___________________________("___________") pursuant to that certain________
Agreement (the "Agreement") dated ___________, 199_, by and between _________and ________________________________ (" Lessor").

     1. The undersigned (" Lessee") is the lessee under that certain Lease dated _________, 19_, by and between __________________________________________, as lessor, and _______________________________________, as lessee (the "Lease"), covering a portion of those certain premises commonly known and designated as _______________________________________________, Pennsylvania, consisting of approximately _______________ square feet (the "Premises"). A true, complete and correct copy of the Lease is attached hereto as Exhibit "A".

     2. The Lease has not been modified, changed, altered or amended in any respect (except as indicated following this sentence) and is the only lease or agreement between the undersigned and the Lessor affecting the Premises. If none, state "none".
_______________________________________________________________________________
_______________________________________________________________________________

     3. The undersigned has made no agreements with Lessor or its agents or employees, which are not described in the Lease concerning free rent, partial rent, rebate of rental payments or any other type of rental concession with respect to the Lease (except as indicated following this sentence). If none, state "none".
_______________________________________________________________________________
_______________________________________________________________________________

     4. The undersigned accepted possession of the Premises on _________,19__, currently occupies the Premises and has been open for business since _________, 19__. The current term of the Lease began on _________,19__. The current term of the Lease will expire on _________, 19__, and Lessee has no present right to cancel or terminate the Lease under the terms thereof, or otherwise. No rent payable pursuant to the Lease has been prepaid for more than two (2) months, and no monies otherwise payable to Lessor under the Lease have been paid in advance of the due date therefor as set forth in the Lease. The fixed minimum rent currently being paid under the Lease is $__________ per month. Future changes to the fixed minimum rental are as set forth in the Lease. The undersigned also pays amounts for percentage rent, insurance and property tax escalations based upon the square footage of the Premises subject to the Lease, as set forth in the Lease, which amounts have been paid to and including _______________, 199__.

     5. The Lease is fully valid and enforceable and is currently in full force and effect. Neither Lessor or Lessee is in default thereunder, and all conditions and obligations on the part of Lessor to be fulfilled under the terms of the Lease have been satisfied or fully performed including, without limitation, all required tenant improvements, allowances, alterations, installations and construction, and payment therefor has been made in full. Lessee has no offset, claim, defense or counterclaim against any rent or other sum payable by Lessee under the Lease or against any other obligation of Lessee under the Lease. No condition exists which with the giving of notice or the passage of time, or both, would constitute a default under the Lease.

     6. Lessee has not suffered any assignment of the Lease or sublet the Premises or any portion thereof, and no person or entity, other than Lessee, has any possessory interest in the Premises or right to occupy the Premises or any portion thereof, except as permitted under the Lease.

     7. Lessee claims no right, title or interest in or to the Premises or right to possession of the Premises, except as lessee under the terms of the Lease. The Lease does not contain and the undersigned does not have any outstanding options or rights of first refusal to purchase the Premises or any portion thereof or the real property of which the Premises are a part, except as otherwise set forth below. If none, state "none".
_______________________________________________________________________________
_______________________________________________________________________________

     8. No actions, whether voluntary or otherwise, are pending against the undersigned under the bankruptcy laws of the United States or any state thereof, and Lessee knows of no fact or pending or threatened claim or litigation that might result in the insolvency or bankruptcy of Lessee.

     9. Lessee is a [corporation][limited partnership][general partnership]duly organized and validly existing and in good standing under the laws of the State of _____________ [and qualified to do business in the State where the Premises is located]. [________, a ________, owns and holds all of the issued and outstanding stock in and of Lessee, and is a separate and distinct entity from Lessee].

     10. Lessee's occupancy of the Premises complies fully with all local, state and federal laws, ordinances, codes, rules, regulations and orders including, without limitation, those concerning hazardous wastes, hazardous materials, asbestos, oil and underground storage tanks. In addition, no such hazardous wastes, hazardous materials, asbestos, oil or underground storage tanks have been or are incorporated in, stored on or under, released from, treated on, transported to or from or disposed of, on or from the Premises or any portion thereof.

     11. All inspections, licenses, permits, consents, permissions, approvals and certificates required, whether by law, regulation or insurance standards, to be made or issued with respect to the conduct of Lessee's business, the Premises and the use and occupancy of the Premises by Lessee have been made by or issued by all necessary private parties, the appropriate governmental or quasi-governmental authorities or other authorities having jurisdiction over the Premises and/or Lessee's business, are in full force and effect, and Lessee has not received notification from any such authority that

Lessee or the Premises is in material noncompliance with such laws, regulations or standards, that the Premises is being used, operated or occupied unlawfully or that Lessee has failed to obtain such inspections, permits, consents, permissions, approvals, licenses or certificates, as the case may be. Lessee has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license, permit, consent, permission, approval or certificate.

     12. All insurance' policies required to be maintained by Lessee under the Lease have been maintained, are in full force and effect and all premiums with respect thereto have been paid in full.

     13. Upon receipt of notice of the closing of the purchase and sale of the Premises as set forth in the Agreement, Lessee shall _____ recognize as lessor under the Lease, and all payments of rent and other sums due to Lessor under the Lease and all communications permitted or required under the Lease shall be directed to _____ c/o_______________________________________, and all
communications permitted or required under the Lease shall be directed to Lessee at the address for Lessee set forth in the Lease (except as otherwise indicated following this sentence), unless and until otherwise specified in written notice by the party to whom notice is to be given at such address. If none, state "none".



     14. This certification is made to induce __________ [to enter into the Agreement][to provide financing to Lessor]knowing that ____________ is relying upon the truth of this Tenant Estoppel Certificate in [entering into the Agreement,]providing such financing]and that [the acquisition of the Premises by ____________ pursuant to the Agreement][the financing provided to Lessor]shall be deemed good and valuable consideration to Lessee for the foregoing representations made by Lessee.


Dated this _____ day of __________, 199_.

                                             LESSEE:

                                             _________________________________,
                                             a________________________________


                                             BY:______________________________
                                                Name:_________________________
                                                Title:________________________

                                    EXHIBIT F

                             CLEANING SPECIFICATIONS


LOBBY AND ENTRANCE AREAS
------------------------

          Daily Cleaning Services
          ----------------------

          1. Dust and damp mop all lobby and entrance foyers to insure dust free floors with specific attention to hard-to-reach areas.

          2.   All ashtrays will be emptied, washed and dried.

          3. All waste and trash cans will be empties. All waste and trash cans will be washed as needed.

          4.   All telephones will be sanitized.

          5.   Vacuum all carpeted areas.

          6.   Dust and wipe clean all desks and chairs.

          7.   Wipe, clean and polish all stainless steel and other metal work.

          8.   Clean all entrance doors.

          9. All floors to be swept with chemically treated cloths, spot mopped and spray buffed.

          10.  Dust and/or wash clean all directory boards and display glass.

          11. All lights will be turned off, and specified doors locked at the completion of cleaning.

          Weekly Cleaning Services
          -----------------------

          1. Dust and clean all paneling, door trim and other architectural louvres, ornamental work, grills, picture frames, thermostats, boards, entire doors and woodwork.

          2.   Vacuum all upholstered furniture and wall surfaces.

          3.   Complete high dusting of pictures, frames, etc.

          4.   Spot clean all carpeted areas.

          5.   Spot clean wall surfaces.

          Quarterly Cleaning Service
          --------------------------

           1. Scrub and refinish floor areas.

           Yearly Cleaning Services
           ------------------------

          1.   Strip and refinish all floor areas.

GENERAL OFFICE AREAS
--------------------

          Daily Cleaning Services
          -----------------------

          1.   All ashtrays will be empties, washed and dried.

          2. All waste and trash cans will be emptied. All waste and trash cans will be washed as needed.

          3.   All telephones will be cleaned and sanitized.

          4.   All water fountains to be sanitized and polished.

          5.   Dust desk tops.

          6.   Spot clean all wall surfaces and columns.

          7. Vacuum all carpeted areas; moving light furniture other than desks, file cabinets, etc.

          8. Dust and spot mop all resilient tile floor areas. All floor edges will be damp mopped.

          9.   All glass partitions will be spot cleaned.

          Weekly Cleaning Services
          ------------------------

          1. Dust and clean all paneling, door time, ornamental work, grills, picture frames, ventilating louvres, baseboards and entire doors.

          2. Dust and wipe clean all furniture, fixtures, shelving, cabinets, window sills, picture frames, bases of all chairs and desk tops with clean cloths.

          3. Wipe clean metal door knobs, light switch plates, mirrors, kick plates, door saddles and directional signs.

          Monthly Cleaning Services
          -------------------------

          1.   Complete all high dusting.

          2.   Dust and wipe clean all diffusers and ventilators.

          3.   Damp mop and spray buff all resilient floor areas.

          Bi-Yearly Cleaning Services
          ---------------------------

          1.   Dust blinds.

          Yearly Cleaning Services
          ------------------------

          1.   Strip and refinish all resilient tile floor areas.

RESTROOMS
---------

          Daily Cleaning Services
          -----------------------

          1.   All toilets and urinals will be sanitized and wiped clean.

          2. All sinks and fixtures will be cleaned with a non-abrasive cleaner, sanitized and polished.

          3.   All paper towel and toilet tissue dispensers will be wiped clean.

          4.   All waste baskets and sanitary disposal units will be emptied.

          5. Clean all mirrors with glass cleaner and chrome with chrome cleaner.

          6.   All hand soap dispensers will be refilled.

          7. All restroom floors will be damp mopped nightly using disinfectant.

          Weekly Cleaning Services
          ------------------------

          1. All partitions, tiled walls and vertical surfaces will be wiped clean.

          Monthly Cleaning Services
          -------------------------

          1. All walls, vertical and horizontal surfaces will be wiped clean and sanitized.3

          Quarterly Cleaning Services
          ---------------------------

          1.   All restroom floors will be machine scrubbed.

CORRIDORS AND COMMON AREAS
--------------------------

          Daily Cleaning Services
          -----------------------

          1.   All ashtrays will be empties, washed and dried.

          2.   All drinking fountains will be sanitized and polished.

          3.   All waste trash cans will be emptied.

          4. Wipe clean all metal door knobs, light switch plats, kick plates, mirrors, door saddles and directional signs.

          5.   Sweep with chemically treated mops; damp mop to remove spill off.

          Weekly Cleaning Services
          ------------------------
          1.   Spray buff all resilient tile floor areas.

          2.   All fire extinguishers will be dusted.

          3. Spot clean all wall surfaces and columns; including stainless steel work.

          4. Dust and wipe clean all furniture, fixtures, shelving, cabinets, window sills and picture frames with clean clothes.

          Monthly Cleaning Services
          -------------------------

          1.   Complete all high dusting.

          2. Dust and wipe clean all paneling, door trim, ornamental work, grills, picture frames, ventilating louvres, baseboards and entire doors.

          Quarterly Cleaning Services
          ---------------------------

          1.   Scrub and refinish all resilient tile floor areas.

          2.   Dust and wipe clean all air diffusers and ventilators.

          Yearly Cleaning Services
          ------------------------

          1.   Strip and refinish all resilient tile floor areas.

ELEVATORS
---------

          Daily Cleaning Services
          -----------------------

          1. All elevators will be cleaned maintaining all metal work throughout.

          2. All resilient tile floor areas will be swept with a chemically treated dust mop and spot mopped.

          Weekly Cleaning Services
          ------------------------

          1.   All resilient tile floors will be mopped and spray buffed.

          2.   All walls will be wiped clean.

          3.   Vacuum elevator door tracks and saddles.

STAIRWELLS AND MISCELLANEOUS
----------------------------

          Weekly Cleaning Services
          ------------------------

          1.   All stairs will be swept and mopped.

          2.   All metal and framework will be dusted and wiped clean.

          3.   All janitorial closets will be kept clean and orderly.